United States
Securities and Exchange Commission
Washington, D.C. 20549
SCHEDULE 14A
(Rule 14a-101)
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934
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Preliminary Proxy Statement

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material Pursuant to §240.14a-12

eGain Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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eGain
Corporation
1252 Borregas Avenue
Sunnyvale, CA 94089
(408) 636-4500
August 30, 2021
Dear Stockholder:
You are cordially invited to attend the Special Meeting of Stockholders, or the Special Meeting, of eGain Corporation that will be held on September 30, 2021, at 1:00 p.m., Pacific Time, at eGain Corporation — 1252 Borregas Avenue, Sunnyvale, CA 94089.
The formal notice of the Special Meeting and the Proxy Statement has been made a part of this invitation.
After reading the Proxy Statement, please mark, date, sign and return, at an early date, the enclosed proxy in the enclosed prepaid envelope, to ensure that your shares will be represented. YOUR SHARES MAY NOT BE VOTED WITH RESPECT TO EACH OF THE PROPOSALS UNLESS YOU SIGN, DATE AND RETURN THE ENCLOSED PROXY OR ATTEND THE ANNUAL MEETING IN PERSON.
The Board of Directors and management look forward to seeing you at the Special Meeting.
Sincerely yours,
Ashutosh Roy
Chief Executive Officer

eGain Corporation

Notice of Special Meeting of Stockholders
to be held September 30, 2021

To the Stockholders of eGain Corporation:
The Special Meeting of Stockholders, or the Special Meeting, of eGain Corporation, or eGain or the Company, a Delaware corporation, will be held on September 30, 2021, at 1:00 p.m., Pacific Time, at eGain Corporation — 1252 Borregas Avenue, Sunnyvale, CA 94089, for the following purposes:
1.
to confirm the stockholders’ prior approval and ratification of the amendment and restatement of the Amended and Restated 2005 Stock Incentive Plan, and to further amend and restate the Amended and Restated 2005 Stock Incentive Plan;

2.
to confirm the stockholders’ prior approval and ratification of the amendment and restatement of the Amended and Restated 2005 Management Stock Option Plan, and to further amend and restate the Amended and Restated 2005 Management Stock Option Plan; and

3.
to transact such other business as may properly come before the Special Meeting and any adjournment of the Special Meeting.

Stockholders of record as of the close of business on August 24, 2021 are entitled to notice of and to vote at the Special Meeting and any adjournment thereof. A complete list of stockholders entitled to vote at the Special Meeting will be available at eGain’s offices, 1252 Borregas Avenue, Sunnyvale, California 94089, ten days prior to the Special Meeting. This list will also be available for examination during the Special Meeting.
It is important that your shares are represented at the Special Meeting. Even if you plan to attend the Special Meeting, we hope that you will promptly mark, sign, date and return the enclosed proxy. This will not limit your right to attend or vote at the Special Meeting, subject to your prior registration to attend and vote at the Special Meeting.
By Order of the Board of Directors,
Stanley F. Pierson
Secretary
Sunnyvale, California
August 30, 2021
Important Notice Regarding the Availability of Proxy Materials
for the Special Meeting of Stockholders to be held on September 30, 2021.
The Proxy Statement for our Special Meeting is available at http://www.edocumentview.com/EGAN.

Appendix A — eGain Corporation Amended and Restated 2005 Stock Incentive Plan
Appendix B — eGain Corporation Amended and Restated 2005 Management Stock Option Plan

eGain Corporation
1252 Borregas Avenue,
Sunnyvale, California 94089

PROXY STATEMENT

This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of eGain Corporation, a Delaware corporation, referred to as eGain or the Company, of proxies in the accompanying form to be used at the Special Meeting of Stockholders of eGain (the “Special Meeting”), to be held at eGain Corporation — 1252 Borregas Avenue, Sunnyvale, CA 94089, on September 30, 2021 at 1:00 p.m., Pacific Time, and any postponement or adjournment thereof. The shares represented by the proxies received in response to this solicitation and not properly revoked will be voted at the Special Meeting in accordance with the instructions therein. A stockholder who has given a proxy may revoke it at any time before it is exercised by filing with the Secretary of eGain a written revocation or a duly executed proxy bearing a later date or by voting in person at the Special Meeting, subject to your prior registration to attend and vote at the Special Meeting. On the matters coming before the Special Meeting for which a choice has been specified by a stockholder by means of the ballot on the proxy, the shares will be voted accordingly. If no choice is specified, the shares will be voted in accordance with the recommendations of the Board of Directors set forth below.
The Board of Directors recommends that you vote:
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“FOR” the confirmation of the stockholders’ prior approval and ratification of the amendment and restatement of the Amended and Restated 2005 Stock Incentive Plan, and further amendment and restatement of the Amended and Restated 2005 Stock Incentive Plan; and

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“FOR” the confirmation of the stockholders’ prior approval and ratification of the amendment and restatement of the Amended and Restated 2005 Management Stock Option Plan, and further amendment and restatement of the Amended and Restated 2005 Management Stock Option Plan.

Stockholders of record at the close of business on August 24, 2021 (the “Record Date”), are entitled to vote at the Special Meeting. As of the close of business on the Record Date, eGain had 31,242,104 shares of common stock, par value $0.001 per share (“Common Stock”), outstanding. The presence in person or by proxy of the holders of a majority of eGain’s outstanding shares of Common Stock entitled to vote constitutes a quorum for the transaction of business at the Special Meeting. Each holder of Common Stock is entitled to one vote for each share held as of the Record Date.
The proposals submitted for stockholder approval at the Special Meeting will be decided by the affirmative vote of the majority of the shares present in person or represented by proxy at the Special Meeting. Abstentions with respect to any proposal are treated as shares present or represented and entitled to vote on that proposal and thus have the same effect as negative votes. If a broker which is the record holder of shares indicates on a proxy that it does not have discretionary authority to vote on a particular proposal as to such shares, or if shares are not voted in other circumstances in which proxy authority is defective or has been withheld with respect to a particular proposal, these non-voted shares will be counted for quorum purposes and will have the same effect as negative votes, because approval requires an absolute percentage of affirmative votes.
The expense of printing, mailing proxy materials and soliciting proxies will be borne by eGain. Our directors, and certain of our officers and employees in the ordinary course of their employment, may solicit proxies by mail, internet, facsimile, in person, email or other online methods. eGain will reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation materials to beneficial owners of eGain’s Common Stock. No additional compensation will be paid to such persons for such solicitation.
This Proxy Statement, the accompanying form of proxy are being mailed to stockholders on or about August 30, 2021.
IMPORTANT
Please mark, sign and date the enclosed proxy and return it at your earliest convenience in the enclosed postage-paid return envelope so that, whether you intend to be present at the Special Meeting or not, your shares can be voted. This will not limit your rights to attend or vote at the Special Meeting, subject to your prior registration to attend and vote at the Special Meeting.

PROPOSAL 1
AMENDMENT TO
THE AMENDED AND RESTATED 2005 STOCK INCENTIVE PLAN
We are asking our stockholders to confirm their prior approval of and ratify certain amendments to the eGain Corporation Amended and Restated 2005 Stock Incentive Plan (the “2005 Stock Incentive Plan”). As previously set forth in our 2014, 2019 and 2020 proxy statements, on September 30, 2014, our Board of Directors approved the amendment and restatement of the 2005 Stock Incentive Plan, which, subject to stockholder approval, increased the number of shares of Common Stock reserved for issuance thereunder by 1,000,000 shares from 2,460,000 shares to 3,460,000 shares, extended the expiration date of the 2005 Stock Incentive Plan to September 30, 2024 (from March 11, 2015) and made certain other changes (the “First Amendment to the 2005 Stock Incentive Plan”). Additionally, as explained in our 2019 and 2020 proxy statements, on August 30, 2019, our Board of Directors approved an amendment to the 2005 Stock Incentive Plan, which, subject to stockholder approval, increased the number of shares of Common Stock reserved for issuance thereunder by 1,000,000 shares from 3,460,000 shares to 4,460,000 shares (the “the Second Amendment to the 2005 Stock Incentive Plan”). The stockholders previously approved such increases and amendments on November 7, 2014 and November 21, 2019, respectively. On August 25, 2021, our Board approved the amendment and restatement of the 2005 Stock Incentive Plan, which, subject to stockholder approval, amended the 2005 Stock Incentive Plan to (i) prohibit the modification of outstanding stock options and stock appreciation rights to lower the exercise price and to prohibit the cancellation of outstanding stock options or stock appreciation rights in return for cash or the grant of new awards, in each case when the exercise price is greater than the fair market value of the shares covered by such stock options or stock appreciation rights, unless such action has been approved by the Company’s stockholders and (ii) increase the number of shares of Common Stock reserved for issuance thereunder by 2,000,000 shares from 4,460,000 shares to 6,460,000 shares (together, the “Third Amendment to the 2005 Stock Incentive Plan”).
We are requesting that our stockholders (a) confirm their prior approval and ratification of the First Amendment to the 2005 Stock Incentive Plan and the Second Amendment to the 2005 Stock Incentive Plan and (b) approve the Third Amendment to the 2005 Stock Incentive Plan.
We originally established the 2005 Stock Incentive Plan effective on March 11, 2005. It was subsequently amended in February 2009, September 2011, September 2014, and August 2019. The purpose of the 2005 Stock Incentive Plan is to promote our long-term success and the creation of stockholder value by (a) encouraging our employees, outside directors and consultants to focus on critical long-range objectives, (b) encouraging the attraction and retention of employees, outside directors and consultants with exceptional qualifications and (c) linking our employees, outside directors and consultants directly to stockholder interests through increased stock ownership. The 2005 Stock Incentive Plan authorizes the issuance of options to purchase shares of Common Stock and the grant of restricted shares, stock units and stock appreciation rights.
We believe equity incentive compensation is a critical component to our compensation practices and allows us to incentivize our employees and more closely align their efforts with the creation of long-term stockholder value. In order to continue with our equity compensation practices and to ensure compliance with applicable securities and tax law requirements, we feel it is important for stockholders to (a) confirm their prior approval of and ratify the First Amendment and the Second Amendment to the 2005 Stock Incentive Plan and (b) approve the Third Amendment to the 2005 Stock Incentive Plan.
Key Data
As of August 24, 2021, 1,638,316 options to purchase an aggregate of 1,088,810 shares of Common Stock were outstanding under the 2005 Stock Incentive Plan at exercise prices ranging from $1.5 to $19.11 per share, or a weighted average per share exercise price of $6.64; the outstanding options had a weighted average remaining contractual life of 6.53; 1,953,678 shares of Common Stock have been issued under the 2005 Stock Incentive Plan; and 868,006 shares of Common Stock were available for future issuance under the 2005 Stock Incentive Plan. As of August 24, 2021, the price per share of eGain’s Common Stock was $11.13 as reported on the Nasdaq Stock Market.

Summary of the 2005 Stock Incentive Plan
The following summary of the material features of the 2005 Stock Incentive Plan is qualified by reference to the terms of the 2005 Stock Incentive Plan, the full text of which is attached to this Proxy Statement as Appendix A. The 2005 Stock Incentive Plan has also been filed electronically with the SEC together with this Proxy Statement and can be accessed on the SEC’s website at www.sec.gov.
Administration. The compensation committee of our Board of Directors (the “Compensation Committee”) administers the 2005 Stock Incentive Plan, including the determination of the recipient of an award, the number of shares subject to each award, whether an option is to be classified as an incentive stock option or non-statutory option, and the terms and conditions of each award, including the exercise and purchase prices and the vesting or duration of the award.
At the discretion of our Board of Directors, the Compensation Committee may consist solely of two or more “non-employee directors” within the meaning of Rule 16b-3 of the Exchange Act, or solely of two or more “outside directors” within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”). Our Board of Directors may appoint one or more separate committees of our Board of Directors, each consisting of one or more members of our Board of Directors, to administer the 2005 Stock Incentive Plan with respect to employees who are not subject to Section 16 of the Exchange Act. Subject to applicable law, our Board of Directors may also authorize one or more officers to designate employees, other than employees who are subject to Section 16 of the Exchange Act, to receive awards under the 2005 Stock Incentive Plan and/or determine the number of such awards to be received by such employees subject to limits specified by our Board of Directors.
Eligibility. Our officers and employees and those of our subsidiaries are eligible to participate in the 2005 Stock Incentive Plan. Our directors and other persons that provide consulting services to us and our subsidiaries and affiliates are also eligible to participate in the 2005 Stock Incentive Plan. The term subsidiary is used in this summary to refers to any corporation, if we or one or more other subsidiaries own not less than 50% of the total combined voting power of all classes of outstanding stock of such corporation. The term affiliate is used in this summary to refer to any entity other than a subsidiary, if we or one or more subsidiaries own not less than 50% of such entity. As of August 24, 2021, approximately three executive officers, 563 employees, and four non-employee directors were eligible to be considered for the grant of awards under the 2005 Stock Incentive Plan. Although consultants are eligible to receive awards under the 2005 Stock Incentive Plan, our current consulting arrangements do not provide for any equity awards.
Authorized Shares. Under the 2005 Stock Incentive Plan, 2,506,322 shares of our Common Stock are currently authorized and available for issuance. The number of shares of our Common Stock that may be delivered in the aggregate pursuant to the exercise of incentive stock options granted under the 2005 Stock Incentive Plan may not exceed 6,460,000 shares of our Common Stock plus, to the extent allowable under Section 422 of the Code and the Treasury Regulations promulgated thereunder, any shares that of our Common Stock that again become available for issuance under the 2015 Equity Incentive Plan as further described in this paragraph. Shares subject to awards granted under the 2005 Stock Incentive Plan that expire unexercised, are forfeited or terminated before being exercised or settled, or are not delivered to the participant because such award is settled in cash will again become available for issuance under the 2005 Stock Incentive Plan. Shares tendered or withheld to satisfy the exercise price or tax withholding obligation related to an award shall again become available for issuance under the 2005 Stock Incentive Plan. Any shares that have actually been granted in connection with stock options or stock appreciation rights will reduce the shares remaining available for issuance under the 2005 Stock Incentive Plan on a one-for-one basis. With respect to stock unit or restricted share awards intended to qualify as “performance-based compensation” under Section 162(m) of the Code (“Section 162(m)”), no participant may receive awards under the 2005 Stock Incentive Plan that relate to an aggregate of more than 500,000 shares in any calendar year, or more than two times this amount in the first year of employment. As of August 24, 2021, the price per share of eGain’s Common Stock was $11.13 as reported on the Nasdaq Stock Market.
Types of Awards
Stock Options. A stock option is the right to purchase a certain number of shares of stock, at a certain exercise price, in the future. Under the 2005 Stock Incentive Plan, incentive stock options and non-statutory options must be granted with an exercise price of at least 100% of the fair market value of our Common Stock on the date of grant. Incentive stock options granted to any holder of more than 10% of the voting shares of our Company must have an exercise price of at least 110% of the fair market value of our Common Stock on the date of grant. No incentive stock option can be granted to an employee if as a result of the grant, the employee would have the right in any calendar year to exercise for the first time one or more incentive stock options for shares having an aggregate fair market value in excess of $100,000, based on the value of the stock on the date of grant. The stock option agreement specifies the date when all or any installment of the option is to become exercisable. Our option agreements have generally provided that 1/4th of the total number of shares subject to the option will vest and become exercisable 12 months after the vesting commencement date, and the remaining options will vest and become exercisable at a rate of 1/48th of the total number of shares subject to the option each month thereafter subject to continued service. Each stock option agreement sets forth the term of the options, which is prohibited from exceeding 10 years (five years in the case of an incentive stock option granted to any holder of more than 10% of our voting shares), and the extent to which the optionee will have the right to exercise the option following termination of the optionee’s service with the Company. Payment of the exercise price may be made in cash or cash equivalents or, if provided for in the stock option agreement evidencing the award, (i) by surrendering, or attesting to the ownership of, shares which have already been owned by the optionee, (ii) by delivery of an irrevocable direction to a securities broker to sell shares and to deliver all or part of the sale proceeds to us in payment of the aggregate exercise price, (iii) by delivery of an irrevocable direction to a securities broker or lender to pledge shares and to deliver all or part of the loan proceeds to us in payment of the aggregate exercise price, (iv) by delivering a full-recourse promissory note, (v) by having the Company withhold shares issuable upon exercise pursuant to a “net exercise,” or (vi) by any other form that is consistent with applicable laws, regulations and rules.
Restricted Stock. Restricted stock is a share award that may be subject to vesting conditioned upon continued service, the achievement of performance objectives or the satisfaction of any other condition as specified in a restricted stock agreement. Participants who are granted restricted stock awards generally have all of the rights of a stockholder with respect to such stock, other than the right to transfer such stock prior to vesting. Subject to the terms of the 2005 Stock Incentive Plan, the Compensation Committee will determine the terms and conditions of any restricted stock award, including any vesting arrangement, which will be set forth in a restricted stock agreement to be entered into between us and each recipient. Restricted stock may be awarded for such consideration as the Compensation Committee may determine, including without limitation cash, cash equivalents, full-recourse promissory notes or future services or services rendered prior to the award (without a cash payment by the recipient).
Restricted Stock Units. Restricted Stock Units (“RSUs”) give recipients the right to acquire a specified number of shares of stock at a future date upon the satisfaction of certain conditions, including any vesting arrangement, established by the Compensation Committee and as set forth in a restricted stock unit agreement. Unlike restricted stock, the stock underlying RSUs will not be issued until the RSUs have vested and are settled, and recipients of stock units generally will have no voting or dividend rights prior to the time the vesting conditions are satisfied and the award is settled. However, at the discretion of the Compensation Committee, any restricted stock unit may entitle the holder to be credited with an amount equal to all cash dividends paid on one share of our Common Stock while the stock unit is outstanding, subject to the vesting conditions applicable to the underlying stock units. The Compensation Committee may elect to settle vested RSUs in cash or in Common Stock or in a combination of cash and Common Stock. Subject to the terms of the 2005 Stock Incentive Plan, the Compensation Committee will determine the terms and conditions of any RSU award, which will be set forth in a restricted stock unit agreement to be entered into between us and each recipient.
Stock Appreciation Rights. Stock appreciation rights may be granted independently or in combination with an award of stock options. Stock appreciation rights typically will provide for payments to the recipient based upon increases in the price of our Common Stock over the exercise price of the award. The exercise price of a stock appreciation right will be determined by the Compensation Committee, which shall not be less than the fair market value of our Common Stock on the date of grant. The Compensation Committee may elect to pay stock appreciation rights in cash or in Common Stock or in a combination of cash and Common Stock.
Performance Based Awards. Awards under the 2015 Stock Incentive Plan may be made subject to performance conditions as well as time-vesting conditions. Such performance conditions must be based on an objective formula or standard, which include, but are not limited to, one or more of the following factors: (a) cash flow (including operating cash flow), (b) earnings per share, (c) earnings before any combination of interest, taxes, depreciation or amortization, (d) return on equity, (e) total stockholder return, (f) share price performance, (g) return on capital, (h) return on assets or net assets, (i) revenue, (j) income or net income, (k) operating income or net operating income, (l) operating profit or net operating profit, (m) operating margin or profit margin, (n) return on operating revenue, (o) return on invested capital, (p) market segment shares, (q) costs, (r) expenses, (s) achievement of target levels of discovery and/or development of products or services, including but not limited to research or regulatory achievements, (t) third party coverage and/or reimbursement objectives, or (u) test volume metrics, each with respect to eGain and/or one or more of its affiliates or operating units.
The Compensation Committee shall determine the qualifying performance criteria not later than the 90th day of the performance period, and shall determine and certify, for each participant, the extent to which the qualifying performance criteria have been met. The Compensation Committee may not in any event increase the amount of compensation payable under the 2005 Stock Incentive Plan upon the attainment of a pre-established qualifying performance goal to a participant who is a “covered employee” within the meaning of Section 162(m).
Amendment and Termination. The 2005 Stock Incentive Plan will terminate automatically on September 30, 2024. Our Board of Directors may amend or terminate the plan at any time, subject to stockholder approval where required by applicable law. Any amendment or termination may not impair the rights of holders of outstanding awards without their consent.
Plan Features. Under the 2005 Stock Incentive Plan:
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Unless the agreement evidencing an award expressly provides otherwise, no award granted under the plan may be transferred in any manner (prior to the vesting and lapse of any and all restrictions applicable to shares issued under such award), other than by will or the laws of descent and distribution.

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In the event of a recapitalization, stock split or similar capital transaction, we will make appropriate and equitable adjustments to the number of shares reserved for issuance under the 2005 Stock Incentive Plan, including the limitations on awards given to an individual participant in any calendar year and the number of non-statutory stock options automatically granted to outside directors and other adjustments in order to preserve the benefits of outstanding awards under the 2005 Stock Incentive Plan.

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If we merge with or into another corporation, all outstanding awards will be subject to the agreement of merger or other reorganization, and subject to compliance with Section 409A of the Code, such agreement shall provide for: (a) the continuation of outstanding awards by eGain, if eGain is the surviving corporation, (b) the assumption of the outstanding awards by the surviving corporation or its parent or subsidiary, (c) the substitution by the surviving corporation or its parent or subsidiary of its own awards for the outstanding awards, (d) immediate vesting, exercisability and settlement of outstanding awards followed by the cancellation of such awards upon or immediately prior to the effectiveness of such transaction, or (e) settlement of the intrinsic value of the outstanding awards (whether or not then vested or exercisable) in cash or cash equivalents or equity.

Promotion of Good Corporate Governance Practices. The 2005 Stock Incentive Plan also includes a number of responsible corporate governance provisions. These include, but are not limited to, the following:
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No Discounted Options. Stock options and stock appreciation rights may not be granted with exercise prices lower than the fair market value of the underlying shares on the grant date.

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No Evergreen Provision. We do not have an “evergreen” provision which automatically adds additional shares to the plan each year.

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No Transferability. Awards generally may not be transferred, except by will or the laws of descent and distribution, unless approved by the Compensation Committee.

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No Repricing. Stock options and stock appreciation rights with an exercise price that is greater than the fair market value of the underlying shares may not be repriced, exchanged, or bought out without stockholder approval.

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No Tax Gross-ups. The 2005 Stock Incentive Plan does not provide for any tax gross-ups.

Summary of Federal Income Tax Consequences
The following summary is intended only as a general guide to the material U.S. federal income tax consequences of participation in the 2005 Stock Incentive Plan. The summary is based on existing U.S. laws and regulations, and there can be no assurance that those laws and regulations will not change in the future. The summary does not purport to be complete and does not discuss the tax consequences upon a participant’s death, or the provisions of the income tax laws of any municipality, state or foreign country in which the participant may reside. As a result, tax consequences for any particular participant may vary based on individual circumstances.
Incentive Stock Options. An optionee recognizes no taxable income for regular income tax purposes as a result of the grant or exercise of an incentive stock option qualifying under Section 422 of the Code. Optionees who neither dispose of their shares within two years following the date the option was granted nor within one year following the exercise of the option normally will recognize a capital gain or loss equal to the difference, if any, between the sale price and the purchase price of the shares. If an optionee satisfies such holding periods upon a sale of the shares, we will not be entitled to any deduction for federal income tax purposes. If an optionee disposes of shares within two years after the date of grant or within one year after the date of exercise (a “disqualifying disposition”), the difference between the fair market value of the shares on the exercise date and the option exercise price (not to exceed the gain realized on the sale if the disposition is a transaction with respect to which a loss, if sustained, would be recognized) will be taxed as ordinary income at the time of disposition. Any gain in excess of that amount will be a capital gain. If a loss is recognized, there will be no ordinary income, and such loss will be a capital loss. Any ordinary income recognized by the optionee upon the disqualifying disposition of the shares generally should be deductible by our Company for federal income tax purposes, except to the extent such deduction is limited by applicable provisions of the Code. The difference between the option exercise price and the fair market value of the shares on the exercise date is treated as an adjustment in computing the optionee’s alternative minimum taxable income and may be subject to an alternative minimum tax which is paid if such tax exceeds the regular tax for the year. Special rules may apply with respect to certain subsequent sales of the shares in a disqualifying disposition, certain basis adjustments for purposes of computing the alternative minimum taxable income on a subsequent sale of the shares and certain tax credits which may arise with respect to optionees subject to the alternative minimum tax.
Non-Qualified Stock Options. Options not designated or qualifying as incentive stock options will be non-qualified stock options having no special U.S. tax status. An optionee generally recognizes no taxable income as the result of the grant of such an option. Upon exercise of a non-qualified stock option, the optionee normally recognizes ordinary income equal to the amount that the fair market value of the shares on such date exceeds the exercise price. If the optionee is an employee, such ordinary income generally is subject to withholding of income and employment taxes. Upon the sale of stock acquired by the exercise of a non-qualified stock option, any gain or loss, based on the difference between the sale price and the fair market value on the exercise date, will be taxed as capital gain or loss. No tax deduction is available to our Company with respect to the grant of a non-qualified stock option or the sale of the stock acquired pursuant to such grant.
Restricted Stock Awards. A participant acquiring restricted stock generally will recognize ordinary income equal to the fair market value of the shares on the vesting date. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. The participant may elect, pursuant to Section 83(b) of the Code, to accelerate the ordinary income tax event to the date of acquisition by filing an election with the Internal Revenue Service no later than thirty days after the date the shares are acquired. Upon the sale of shares acquired pursuant to a restricted stock award, any gain or loss, based on the difference between the sale price and the fair market value on the date the ordinary income tax event occurs, will be taxed as capital gain or loss.

Restricted Stock Unit Awards. There are no immediate tax consequences of receiving an award of RSUs. A participant who is awarded RSUs generally will be required to recognize ordinary income in an amount equal to the fair market value of shares issued to such participant at the end of the applicable vesting period or, if later, the settlement date. Any additional gain or loss recognized upon any later disposition of any shares received would be capital gain or loss.
Stock Appreciation Rights. In general, no taxable income is reportable when a stock appreciation right is granted to a participant. Upon exercise, the participant generally will recognize ordinary income in an amount equal to the fair market value of any shares received. Any additional gain or loss recognized upon any later disposition of the shares would be capital gain or loss.
Section 409A
Section 409A of the Code (“Section 409A”), provides certain requirements for non-qualified deferred compensation arrangements with respect to an individual’s deferral and distribution elections and permissible distribution events. Awards granted under the 2005 Stock Incentive Plan with a deferral feature will be subject to the requirements of Section 409A. If an award is subject to and fails to satisfy the requirements of Section 409A, the recipient of that award may recognize ordinary income on the amounts deferred under the award, to the extent vested, which may be prior to when the compensation is actually or constructively received. Also, if an award that is subject to Section 409A fails to comply with Section 409A’s provisions, Section 409A imposes an additional 20% federal income tax on compensation recognized as ordinary income, as well as interest on such deferred compensation. Certain states have enacted laws similar to Section 409A which impose additional taxes, interest and penalties on non-qualified deferred compensation arrangements. We will also have withholding and reporting requirements with respect to such amounts.
Tax Effect for our Company
We generally will be entitled to a tax deduction in connection with an award under the 2005 Stock Incentive Plan in an amount equal to the ordinary income realized by a participant and at the time the participant recognizes such income. Section 162(m) limits our compensation deduction to $1,000,000 paid in any tax year to any “covered employee” as defined under Section 162(m).
Plan Benefits
The number of awards that an employee, director or consultant may receive under the 2005 Stock Incentive Plan is in the discretion of the administrator and therefore cannot be determined in advance, therefore the following table sets forth: (i) the aggregate number of shares of Common Stock subject to options granted under the 2005 Stock Incentive Plan during fiscal year 2021 to date as of August 24, 2021 to each of our non-executive officers; executive officers, as a group; directors who are not executive officers and consultants, as a group; and all employees who are not executive officers, as a group; and (ii) the average per share exercise price of such options.
Name and Position	2005 Stock Incentive Plan
	Value ($)	Number of Options
Ashutosh Roy, Chief Executive Officer and Director	—	—
Promod Narang, Senior Vice President of Products and Engineering	—	—
Eric Smit, Chief Financial Officer	—	—
All current executive officers as a group (3) persons	—	—
All current non-executive directors as a group (4) persons	—	—
All current non-executive officer employees as a group (563) persons	3,507,301	299,225

Equity Compensation Plan Information
The following table summarizes our equity compensation plans as of August 24, 2021.
Plan Category	Number of securities to be issued upon exercise of outstanding options and rights (a)	Weighted-average exercise price of outstanding options and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders
2005 Stock Incentive Plan	1,638,316	$ 6.64	868,006
2005 Management Stock Option Plan	1,159,183	$ 3.51	71,983
Total	2,797,499	$ 5.34	939,989
As of August 24, 2021, 1,953,678 shares had been issued upon exercise of options granted under the 2005 Stock Incentive Plan, options to purchase 1,638,316 shares were outstanding, and 868,006 shares remained available for future grant. To date no RSUs have been issued under the 2005 Stock Incentive Plan.
Required Vote
Confirmation of approval and ratification of the First Amendment to the 2005 Stock Incentive Plan and Second Amendment to the 2005 Stock Incentive Plan and the approval of the Third Amendment to the 2005 Stock Incentive Plan requires the affirmative vote of a majority of the shares present at the Special Meeting in person or by proxy. Unless marked to the contrary, proxies received will be voted “FOR” the confirmation of the stockholders’ prior approval and ratification of the amendment and restatement of the 2005 Stock Incentive Plan, and further amendment and restatement of the 2005 Stock Incentive Plan.
The Board of Directors recommends a vote “FOR” the confirmation of the stockholders’ prior approval and ratification of the amendment and restatement of the 2005 Stock Incentive Plan, and further amendment and restatement of the 2005 Stock Incentive Plan.

PROPOSAL 2
AMENDMENT TO
THE AMENDED AND RESTATED 2005 MANAGEMENT STOCK OPTION PLAN
We are asking our stockholders to confirm their prior approval of and ratify certain amendments to the eGain Corporation Amended and Restated 2005 Management Stock Option Plan (the “2005 Management Plan”). As previously set forth in our 2014, 2019 and 2020 proxy statements, on August 29, 2014, our Board of Directors amended and restated the 2005 Management Plan, which, subject to stockholder approval, increased the number of shares of Common Stock reserved for issuance thereunder from 1,962,400 shares to 2,962,400 and extended the expiration date of the plan from May 27, 2015 to September 20, 2024 (the “First Amendment to the 2005 Management Plan”). Our stockholders approved the First Amendment to the 2005 Management Plan on November 7, 2014. On August 25, 2021, our Board approved the amendment and restatement of the 2005 Management Plan, which, subject to stockholder approval, amended the 2005 Management Plan to prohibit the modification of outstanding stock options to lower the exercise price and to prohibit the cancellation of outstanding stock options in return for cash or the grant of new awards, in each case when the exercise price is greater than the fair market value of the shares covered by such stock options, unless such action has been approved by the Company’s stockholders (the “Second Amendment to the 2005 Management Plan”).
We are requesting that our stockholders (a) confirm their prior approval of and ratify the First Amendment to the 2005 Management Plan and (b) approve the Second Amendment to the 2005 Management Plan. If stockholder approval of this proposal is not obtained, no additional grants of options to purchase shares of Common Stock under the 2005 Management Plan will be made to eGain’s executive officers following the Special Meeting. Additionally, if approval of this proposal is not obtained, options to purchase approximately 1,159,183 shares of Common Stock that were previously granted to Officers contingent upon stockholder approval will be rescinded.
Key Data
As of August 24, 2021, 1,638,316 options to purchase an aggregate of 1,088,810 shares of Common Stock were outstanding under the 2005 Management Plan at exercise prices ranging from $1.5 to $19.11 per share, or a weighted average per share exercise price of $6.64; the outstanding options had a weighted average remaining contractual life of 6.53 ; 1,953,678 shares of Common Stock have been issued under the 2005 Management Plan; and 868,006 shares of Common Stock are available for future issuance under the 2005 Management Plan. As of August 24, 2021, the price per share of eGain’s Common Stock was $11.13 as reported on the Nasdaq Stock Market.
Summary of the 2005 Management Plan
The following summary of the principal features of the 2005 Management Plan, as amended in 2021, is qualified by reference to the terms of the 2005 Management Plan, the full text of which is attached to this Proxy Statement as Appendix B. The 2005 Management Plan has also been filed electronically with the SEC together with this Proxy Statement and can be accessed on the SEC’s website at http://www.sec.gov.
The 2005 Management Plan was initially adopted by the Board of Directors on May 27, 2005. Subject to stockholder approval, our Board of Directors amended the 2005 Management Plan to extend the expiration date to September 30, 2024. The purpose of the 2005 Management Plan is to promote the long-term success of the Company and the creation of stockholder value by (a) encouraging our Officers (as defined below) to focus on critical long-range objectives, (b) encouraging the retention of our Officers with exceptional qualifications and (c) linking Officers directly to stockholder interests through increased stock ownership. The 2005 Management Plan seeks to achieve this purpose by providing for awards in the form of options.
The 2005 Management Plan provides for the award of nonstatutory stock options (“NSOs”) to purchase Common Stock that do not qualify for preferential tax treatment under Section 422 of the Code. Employees (including executive officers) and directors of eGain, who are approved by the Board of Directors (“Officers”), are eligible to participate in the 2005 Management Plan and receive grants of NSOs. As of August 24, 2021, four individuals were eligible to be considered for the grant of options under the 2005 Management Plan.

A total of 2,962,400 shares of our Common Stock (including pursuant to the First Amendment to the 2005 Management Plan) have been reserved for issuance under the 2005 Management Plan. If any option granted under the 2005 Management Plan expires or terminates for any reason without having been settled or exercised in full, then the unpurchased shares subject to that option will once again be available for awards under the 2005 Management Plan. If shares issued upon the exercise of options under the 2005 Management Plan are forfeited, then such shares will once again be available awards under the 2005 Management Plan.
For historical share usage under our 2005 Management Plan, see Note 6 to our consolidated financial statements in the 2020 Annual Report.
The Compensation Committee has not made any determination with respect to future awards under the 2005 Management Plan and any allocation of such awards will be made only in accordance with the provisions of the 2005 Management Plan. eGain believes that the granting of options is necessary to attract the highest quality personnel as well as to reward and thereby retain existing key personnel. Moreover, the attraction and retention of such personnel is essential to the continued progress of eGain which ultimately is in the interests of eGain’s stockholders.
Administration. Our Board of Directors and the Compensation Committee administers the 2005 Management Plan, including the determination of the recipient of an option, the number of shares subject to each option, and the terms and conditions of each option, including the exercise and purchase prices and the vesting or duration of the option. At the discretion of our Board of Directors, the Compensation Committee may consist solely of two or more “non-employee directors” within the meaning of Rule 16b-3 of the Exchange Act, or solely of two or more “outside directors” within the meaning of Section 162(m). Our Board of Directors may appoint one or more separate committees of our Board of Directors, each consisting of one or more members of our Board of Directors, to administer the 2005 Stock Incentive Plan with respect to employees who are not subject to Section 16 of the Exchange Act. The Board of Directors has also appointed the Stock Option Committee to approve grants of proposed stock options and to administer eGain’s stock option plans consistent with the compensation policies and practices as set by the Compensation Committee.
Limitations. No Officer may receive options under the 2005 Management Plan in any calendar year that relate to more than 250,000 shares.
Stock Options
Stock Option Agreement. Each grant of an option under the 2005 Management Plan is evidenced by a stock option agreement between the optionee and eGain. Options granted under the 2005 Management Plan are subject to all applicable terms and conditions of the 2005 Management Plan and may be subject to any other terms and conditions which are not inconsistent with the 2005 Management Plan and which the Compensation Committee deems appropriate, as set forth in the applicable stock option agreement. Each stock option agreement specifies that the option is an NSO. The provisions of the various stock option agreements entered into under the 2005 Management Plan need not be identical.
Exercise Price. Each stock option agreement specifies the exercise price of such option as determined by the Board of Directors or the Compensation Committee. The per share exercise price of an option granted under the 2005 Management Plan will not be less 100% of the fair market value of a share of Common Stock on the date of grant. However, a stock option agreement may specify that the per share exercise price of an option may vary in accordance with a predetermined formula.
Exercisability and Term. Each stock option agreement specifies the date when all or any installment of the option is to become exercisable. The stock option agreement also specifies the term of the option; provided that the term of an option will in no event exceed five years from the date of grant. A stock option agreement may provide for accelerated exercisability in the event of the optionee’s death, disability, or retirement or other events and may provide for expiration prior to the end of its term in the event of the termination of the optionee’s service.
Exercise of Options Upon Termination of Service. Each stock option agreement sets forth the extent to which the optionee shall have the right to exercise the option following termination of the optionee’s service with eGain, and the right to exercise the option of any executors or administrators of the optionee’s estate or any person who has acquired such option directly from the optionee by bequest or inheritance.

Payment for Shares. Acceptable forms of consideration for the payment of the exercise price will be determined by the Compensation Committee, as applicable and may include cash, Common Stock previously owned by the optionee, payment through a broker assisted cashless exercise, full-recourse promissory note or other legal consideration approved by the Compensation Committee or the Board of Directors.
Transferability. Generally, an optionee may not transfer a stock option other than by will or the laws of descent or distribution, unless otherwise permitted under the terms of the applicable stock option agreement.
Performance Awards. The 2005 Management Plan provides that awards may be granted, issued, vested or retained based upon the attainment during a certain period of time of certain performance goals. The length of any performance period, the performance goals to be achieved during the performance period, and the measure of whether and to what degree such performance goals have been attained will generally be determined by the Compensation Committee. Performance goals under the 2005 Management Plan shall be determined by the Compensation Committee, as applicable, based on or related to one or more of the following performance criteria: (a) cash flow, (b) earnings per share, (c) earnings before interest, taxes and amortization, (d) return on equity, (e) total stockholder return, (f) share price performance, return on capital, (h) return on assets or net assets, (i) revenue, (j) income or net income, (k) operating income or net operating income, (l) operating profit or net operating profit, (m) operating margin or profit margin, (n) return on operating revenue, (o) return on invested capital, or (p) market segment shares.
Amendment and Termination. Unless sooner terminated by the Board of Directors, the 2005 Management Plan shall automatically terminate on September 30, 2024. The 2005 Management Plan may be amended or terminated at any time by the Board of Directors, subject to applicable laws. No amendment or termination of the 2005 Management Plan will affect an optionee’s rights under any then-outstanding option(s) without the optionee’s consent. eGain will obtain stockholder approval of any amendment to the 2005 Management Plan if required by applicable law.
Effect of Certain Corporate Events. In the event of a subdivision of the outstanding Common Stock or a combination or consolidation of the outstanding Common Stock (by reclassification or otherwise) into a lesser number of shares, a spin-off or a similar occurrence, or declaration of a dividend payable in Common Stock, or in cash, the Compensation Committee will make adjustments in the number of shares reserved under the 2005 Management Plan (including share limits) and the number of shares and exercise price, if applicable, subject to outstanding options, as appropriate.
In the event of certain corporate transactions, including a merger or other reorganization, all outstanding options shall be subject to the agreement of merger or reorganization. Such agreement shall provide for (a) the continuation of outstanding options by eGain, if eGain is the surviving corporation, (b) the assumption of the outstanding options by the surviving corporation or its parent or subsidiary, (c) the substitution by the surviving corporation or its parent or subsidiary of its own awards for the outstanding options, (d) immediate vesting or exercisability and accelerated expiration of the outstanding options, or (e) settlement of the full value of the outstanding options in cash or cash equivalents followed by cancellation of such awards.
California Law Compliance. The 2005 Management Plan contains provisions designed to make such Plan comply with the requirements of the California Corporations Code.
Summary of Federal Income Tax Consequences
The information set forth below is a summary only and does not purport to be complete. The information is based upon current federal income tax rules and therefore is subject to change when those rules change. Because the tax consequences to any recipient may depend on his or her particular situation, each recipient should consult the recipient’s tax adviser regarding the federal, state, local, and other tax consequences of the grant or exercise of an option or the disposition of stock acquired as a result of an option. The 2005 Management Plan is not qualified under the provisions of Section 401(a) of the Code and is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974. eGain’s ability to realize the benefit of any tax deductions described below depends on eGain’s generation of taxable income.
Nonstatutory Stock Options. Generally, there is no taxation upon the grant of an NSO where the option is granted with an exercise price equal to the fair market value of the underlying stock on the grant date. On exercise, an optionee will recognize ordinary income equal to the excess, if any, of the fair market value on the date of exercise of the stock over the exercise price. If the optionee is employed by eGain or any subsidiary, that income will be subject to withholding tax. The optionee’s tax basis in those shares will be equal to their fair market value on the date of exercise of the option and the optionee’s capital gain holding period for those shares will begin on that date.
Tax Effect for our Company
We generally will be entitled to a tax deduction in connection with an award under the 2005 Stock Incentive Plan in an amount equal to the ordinary income realized by a participant and at the time the participant recognizes such income. Section 162(m) limits our compensation deduction to $1,000,000 paid in any tax year to any “covered employee” as defined under Section 162(m).
Equity Compensation Plan Information
For a summary of our equity compensation plans as of August 24, 2021, see “Proposal 1 — Equity Compensation Plan Information”.
Plan Benefits
For further information, see “Executive Compensation — 2020 Summary Compensation Table.”
The number of awards that an Officer may receive under the 2005 Management Plan is in the discretion of the administrator and therefore cannot be determined in advance.
Required Vote
Confirmation of approval and ratification of the First Amendment to the 2005 Management Plan and the approval of the Second Amendment to the 2005 Management Plan requires the affirmative vote of a majority of the shares present at the Special Meeting in person or by proxy. Unless marked to the contrary, proxies received will be voted “FOR” the confirmation of the stockholders’ prior approval and ratification of the amendment and restatement of the 2005 Management Plan, and further amendment and restatement of the 2005 Management Plan.
The Board of Directors recommends a vote “FOR” the confirmation of the stockholders’ prior approval and ratification of the amendment and restatement of the 2005 Management Plan, and further amendment and restatement of the 2005 Management Plan.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth information concerning the beneficial ownership of Common Stock of eGain as of August 24, 2021 for the following:
•
each person or entity who is known by eGain to own beneficially more than 5% of the outstanding shares of Common Stock;

•
each of our named executive officers included in the 2021 summary compensation table; and

•
each of eGain’s current directors and executive officers as a group.

Unless otherwise noted, the address of each named beneficial owner is that of eGain.
The percentage ownership is based on 31,242,104 shares of eGain Common Stock outstanding as of August 24, 2021. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, we deemed outstanding shares of Common Stock subject to options and warrants held by that person (and only that person) that are currently exercisable or exercisable within sixty (60) days after August 24, 2021. Unless otherwise indicated below, the persons and entities named in the table have sole voting and sole investment power with respect to all shares beneficially owned, subject to community property laws where applicable. In addition to our Chief Executive Officer and Chief Financial Officer, we had only two additional named executive officers during fiscal year 2021.
Name and address of beneficial owner	Common Stock beneficially owned (Shares)	Common Stock beneficially owned (%)
Other 5% Stockholders:
Oaktop Capital Management II, L.P. (1)	2,536,843	8.1
The Vanguard Group (2)	1,752,806	5.6
Named executive officers and directors:
Ashutosh Roy (3)	8,962,883	28.3
Gunjan Sinha (4)	886,836	2.8
Promod Narang (5)	507,134	1.6
Eric Smit (6)	211,853	*
Christine Russell (7)	75,703	*
Phiroz P. Darukhanavala (8)	70,041	*
Brett Shockley (9)	40,969	*
All current executive officers and directors as a group: (7 persons)	10,755,419	34.4

*
Indicates less than one percent.

(1)
Based solely on a Schedule 13G filed on February 4, 2020. The mailing address of Oaktop Capital Management II, L.P. is One Main Street, Suite 202, Chatham, NJ 07928.

(2)
Based solely on a Schedule 13G filed on February 10, 2021. The Vanguard Group has shared voting power with respect to 27,573 shares and shared dispositive power with respect to 44,588 shares. The Vanguard Group has sole dispositive power with respect to 1,708,218 shares. The mailing address of The Vanguard Group is 100 Vanguard Blvd., Malvern, Pennsylvania 19355.

(3)
All shares are held by Mr. Roy’s living trust, The Roy and Sharma Living Trust, and includes 395,833 shares subject to options exercisable within 60 days of August 24, 2021. Mr. Roy has sole voting and dispositive power over such shares.

(4)
Includes 70,041 shares subject to options exercisable within 60 days of August 24, 2021.

(5)
Includes 209,666 shares subject to options exercisable within 60 days of August 24, 2021.

(6)
Includes 82,666 shares subject to options exercisable within 60 days of August 24, 2021.

(7)
Consists of 75,703 shares subject to options exercisable within 60 days of August 24, 2021.

(8)
Consists of 70,041 shares subject to options exercisable within 60 days of August 24, 2021.

(9)
Includes 40,969 shares subject to options exercisable within 60 days of August 24, 2021.

2020 Summary Compensation Table
The following table summarizes information concerning compensation earned by our Chief Executive Officer (principal executive officer) and our two other most highly compensated executive officers during the fiscal year ended June 30, 2020. These individuals are referred to as our “named executive officers.”
Name and principal position	Fiscal year	Salary ($)	Option awards ($) (1)	Non-equity incentive plan compensation ($) (2)	All other compensation ($) (3)	Total ($)
Ashutosh Roy	2020	250,008	36,869	—	—	286,877
Chief Executive Officer	2019	250,008	70,956	—	—	320,964
	2018	208,337	112,942	—	—	321,279
Eric Smit	2020	318,750	20,647	90,000	5,338	434,735
Chief Financial Officer	2019	269,792	40,336	75,000	3,552	388,680
	2018	250,000	79,927	30,000	5,750	365,677
Promod Narang	2020	306,250	20,646	90,000	5,700	422,596
Senior Vice President of Products and Engineering	2019	269,792	41,297	75,000	3,438	389,526
	2018	250,000	87,965	30,000	3,616	371,581

(1)
Amounts reported represent the compensation recognized for financial reporting purposes for fiscal year 2020, in accordance with ASC 718, Compensation — Stock Compensation, excluding forfeitures, utilizing the assumptions discussed in Note 6 to our consolidated financial statements in the 2020 Annual Report.

(2)
Reflects the amount approved by our Compensation Committee and Board of Directors as cash incentive to executive officers based upon satisfaction of the criteria established under our non-equity incentive plan and commission plan. See “Compensation Components — Annual Non-Equity Incentive Plan Compensation” for discussion.

(3)
Amounts reported for Mr. Smit and Mr. Narang represent 401(k) employer matching contribution and certain medical reimbursement.

Outstanding Equity Awards at Fiscal Year End
The following table provides information on the outstanding option awards held by each of our named executive officers as of June 30, 2020:
	Number of Securities Underlying Unexercised Options (#)		Option Exercise Price ($)	Option Expiration Date
Name	Exercisable	Unexercisable
Ashutosh Roy	200,000	—	$ 5.28	02/28/2022	(1)
	137,500	62,500	$ 2.50	09/19/2027	(1)
Total	337,500	62,500
Eric Smit	67,000	—	$ 6.29	09/11/2024	(1)
	53,000	35,000	$ 2.50	09/19/2027	(1)
Total	120,000	35,000
Promod Narang	100,000	—	$ 6.29	09/11/2024	(1)
	77,000	35,000	$ 2.50	09/19/2027	(1)
Total	177,000	35,000

(1)
Shares vest in equal monthly installments over 4 years.

Options Exercised During Fiscal Year 2020
Name (1)	Options exercised (#)	Value realized on exercise ($) (1)
Eric Smit	12,000	95,390
Equity Awards Issued Subsequent to Fiscal Year 2020
No equity awards were issued to either directors or officers subsequent to June 30, 2020 through the filing of this Proxy Statement.
Director Compensation
The non-employee members of the Board of Directors receive compensation in the form of annual cash compensation and equity compensation from time to time. Non-employee directors receive an annual fee of $50,000 in cash payable quarterly, and Mr. Shockley receives an additional annual fee of $10,000, payable quarterly, for his service as Lead Independent Director. eGain last granted options to purchase Common Stock to directors in September 2017, which options vest over four years. Directors are also reimbursed for their expenses for each meeting attended.
The following table details the compensation paid to non-employee directors during fiscal year 2020:
Name (1)	Fees earned or paid in cash ($)	Option awards ($) (2)	Total ($)
Gunjan Sinha	50,000	12,904	62,904
Phiroz P. Darukhanavala	50,000	12,904	62,904
Brett Shockley	60,000	11,483	71,483
Christine Russell	50,000	10,029	60,029

(1)
Mr. Roy, eGain’s Chief Executive Officer and Chairman of the Board, is not included in the table as he is an employee of eGain and received no compensation for his services as Chairman of the Board. The compensation received by Mr. Roy is shown in the 2020 Summary Compensation Table.

(2)
Amounts reported represent the compensation recognized for financial reporting purposes for fiscal year 2020, in accordance with Financial Accounting Standards Board (“FASB”), Accounting Standards Codification (“ASC”) 718, Compensation — Stock Compensation, excluding forfeitures, utilizing the assumptions discussed in Note 6 to our consolidated financial statements in the 2020 Annual Report.

The following table provides information on the outstanding option awards for each of the non-employee directors as of June 30, 2020:
	Number of Securities Underlying Unexercised Options (#)		Option Exercised Price ($)	Option Expiration Date
Name	Exercisable	Unexercisable
Gunjan Sinha	500	—	13.40	11/08/2023
	500	—	5.31	11/07/2024
	500	—	4.34	11/06/2025
	52,500	17,500	2.50	09/19/2027
Total	54,000	17,500
Phiroz P. Darukhanavala	25,000	—	1.50	02/03/2021
	500	—	4.42	11/12/2022
	500	—	13.40	11/08/2023
	500	—	5.31	11/07/2024
	500	—	4.34	11/06/2025
	52,500	17,500	2.50	09/19/2027
Total	79,500	17,500
Brett Shockley	26,694	15,573	2.50	09/19/2027
Total	26,694	15,573
Christine Russell	44,791	5,209	1.80	02/24/2027
	19,687	6,563	2.50	09/19/2027
Total	64,478	11,772

RELATED PARTY TRANSACTIONS
Procedures for Approval of Related Party Transactions
It is eGain’s current policy that all transactions between eGain, on the one hand, and its officers, directors, 5% stockholders and affiliates, on the other hand, will be entered into only if these transactions are approved by a majority of the disinterested directors, are on terms no less favorable to eGain than could be obtained from unaffiliated parties and are reasonably expected to benefit eGain.

STOCKHOLDER PROPOSALS FOR THE 2021 ANNUAL MEETING
Proposals of stockholders of eGain that are intended to be presented by such stockholders at the 2021 annual meeting of stockholders must have been received by the Secretary of eGain no later than June 29, 2021 to be included in eGain’s proxy statement and form of proxy relating to that meeting.
A stockholder proposal not included in the eGain proxy statement for the 2021 annual meeting of stockholders will be ineligible for presentation at the 2021 annual meeting of stockholders unless the stockholder gives timely notice of the proposal in writing to the Secretary of eGain at the principal executive offices of eGain and otherwise complies with the provisions of its Bylaws. To be timely, eGain’s Bylaws provide that eGain must have received the stockholder’s notice not less than 50 days or more than 75 days prior to the scheduled date of such meeting. However, if notice or prior public disclosure of the date of the annual meeting is given or made to stockholders less than 65 days prior to the meeting date, eGain must receive the stockholder’s notice by the close of business on the 15th day after the earlier of the day eGain mailed notice of the annual meeting date or provided such public disclosure of the meeting date. You can obtain a copy of our Bylaws by writing to the Secretary at 1252 Borregas Avenue, Sunnyvale, California 94089.
OTHER MATTERS
eGain knows of no other business that will be presented at the Special Meeting. If any other business is properly brought before the Special Meeting, it is intended that proxies in the enclosed form will be voted in accordance with the judgment of the persons voting the proxies.
eGain has adopted a process for mailing the Proxy Statement called “householding,” which has been approved by the SEC. Householding means that stockholders who share the same last name and address will receive only one copy of the proxy materials, unless eGain receives contrary instructions from any stockholder at that address. eGain will continue to mail a proxy card to each stockholder of record.
If you prefer to receive multiple copies of the Proxy Statement at the same address, additional copies will be promptly provided to you upon your request. If you are a stockholder of record, you may contact us by writing to Chief Financial Officer, eGain Corporation, 1252 Borregas Avenue, Sunnyvale, California 94089 or by calling (408) 636-4500. Eligible stockholders of record receiving multiple copies of the proxy materials can request householding by contacting eGain in the same manner. eGain has undertaken householding to reduce printing costs and postage fees, and we encourage you to participate.
If you are a beneficial owner, you may request additional copies of the Proxy Statement or you may request householding by notifying your broker, bank or nominee.
Current and prospective investors can also access free copies of the Proxy Statement and other financial information on our Investor Relations section of our web site at http://www.egain.com/company/investors/.
Whether you intend to be present at the Special Meeting or not, we urge you to return your signed proxy promptly.
By order of the Board of Directors,
Ashutosh Roy
Chief Executive Officer
August 30, 2021

Appendix A

eGAIN CORPORATION
AMENDED AND RESTATED 2005 STOCK INCENTIVE PLAN
(As amended through August 25, 2021)

i

ii

iii

EGAIN CORPORATION
AMENDED AND RESTATED 2005 STOCK INCENTIVE PLAN
SECTION 1.
ESTABLISHMENT AND PURPOSE.

The Plan was adopted by the Board of Directors effective March 11, 2005 (the “Effective Date”) and was most recently amended and restated on August 25, 2021. The purpose of the Plan is to promote the long-term success of the Company and the creation of stockholder value by (a) encouraging Employees, Outside Directors and Consultants to focus on critical long-range objectives, (b) encouraging the attraction and retention of Employees, Outside Directors and Consultants with exceptional qualifications and (c) linking Employees, Outside Directors and Consultants directly to stockholder interests through increased stock ownership. The Plan seeks to achieve this purpose by providing for Awards in the form of restricted shares, stock units, options (which may constitute incentive stock options or nonstatutory stock options), or stock appreciation rights.
SECTION 2.
DEFINITIONS.

(a)     “Affiliate” shall mean any entity other than a Subsidiary, if the Company and/or one or more Subsidiaries own not less than 50% of such entity.
(b)     “Award” shall mean any award of an Option, a SAR, a Restricted Share or a Stock Unit under the Plan.
(c)     “Award Agreement” shall mean the agreement between the Company and the recipient of an Award which contains the terms, conditions and restrictions pertaining to such Award.
(d)     “Board of Directors” or “Board” shall mean the Board of Directors of the Company, as constituted from time to time.
(e)     “Change in Control”shall mean the occurrence of any of the following events:
(i)
A change in the composition of the Board of Directors occurs, as a result of which fewer than one- half of the incumbent directors are directors who either:

(A)
Had been directors of the Company on the “look-back date” (as defined below) (the “original directors”); or

(B)
Were elected, or nominated for election, to the Board of Directors with the affirmative votes of at least a majority of the aggregate of the original directors who were still in office at the time of the election or nomination and the directors whose election or nomination was previously so approved (the “continuing directors”);

(ii)
Any “person” (as defined below) who by the acquisition or aggregation of securities, is or becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 50% or more of the combined voting power of the Company’s then outstanding securities ordinarily (and apart from rights accruing under special circumstances) having the right to vote at elections of directors (the “Base Capital Stock”); except that any change in the relative beneficial ownership of the Company’s securities by any person resulting solely from a reduction in the aggregate number of outstanding shares of Base Capital Stock, and any decrease thereafter in such person’s ownership of securities, shall be disregarded until such person increases in any manner, directly or indirectly, such person’s beneficial ownership of any securities of the Company; or

(iii)
The consummation of a merger or consolidation of the Company or a Subsidiary of the Company with or into another entity or any other corporate reorganization, if persons who were not stockholders of the Company immediately prior to such merger, consolidation or other reorganization own immediately after such merger, consolidation or other reorganization 50% or more of the voting power of the outstanding securities of each of (A) the Company (or its successor) and (B) any direct or indirect parent corporation of the Company (or its successor); or

(iv)
The sale, transfer or other disposition of all or substantially all of the Company’s assets.

For purposes of subsection (d)(i) above, the term “look-back” date shall mean the later of (1) the Effective Date or (2) the date that is 24 months prior to the date of the event that may constitute a Change in Control.
For purposes of subsection (d)(ii) above, the term “person” shall have the same meaning as when used in Sections 12(d) and 13(d) of the Exchange Act but shall exclude (1) a trustee or other fiduciary holding securities under an employee benefit plan maintained by the Company or a Parent or Subsidiary and (2) a corporation owned directly or indirectly by the stockholders of the Company in substantially the same proportions as their ownership of the Stock.
Any other provision of this Section 2(d) notwithstanding, a transaction shall not constitute a Change in Control if its sole purpose is to change the state of the Company’s incorporation or to create a holding company that will be owned in substantially the same proportions by the persons who held the Company’s securities immediately before such transaction, and a Change in Control shall not be deemed to occur if the Company files a registration statement with the United States Securities and Exchange Commission for the public offering of securities or debt of the Company to the public.
(f)     “Code” shall mean the Internal Revenue Code of 1986, as amended.
(g)     “Committee” shall mean the Compensation Committee as designated by the Board of Directors, which is authorized to administer the Plan, as described in Section 3 hereof.
(h)     “Company” shall mean eGain Corporation, a Delaware corporation.
(i)      “Consultant” shall mean a consultant or advisor who provides bona fide services to the Company, a Parent, a Subsidiary or an Affiliate as an independent contractor (not including service as a member of the Board of Directors) or a member of the board of directors of a Parent or a Subsidiary, in each case who is not an Employee.
(j)     “Employee” shall mean any individual who is a common-law employee of the Company, a Parent, a Subsidiary or an Affiliate.
(k)     “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.
(l)     “Exercise Price” shall mean, in the case of an Option, the amount for which one Share may be purchased upon exercise of such Option, as specified in the applicable Stock Option Agreement. “Exercise Price,” in the case of a SAR, shall mean an amount, as specified in the applicable SAR Agreement, which is subtracted from the Fair Market Value of one Share in determining the amount payable upon exercise of such SAR.
(m)     “Fair Market Value” with respect to a Share, shall mean the market price of one Share, determined by the Committee as follows:
(i)
If the Stock was traded over-the-counter on the date in question, then the Fair Market Value shall be equal to the last transaction price quoted for such date by the OTC Bulletin Board or, if not so quoted, shall be equal to the mean between the last reported representative bid and asked prices quoted for such date by the principal automated inter-dealer quotation system on which the Stock is quoted or, if the Stock is not quoted on any such system, by the OTC Link Quote system;

(ii)
If the Stock was traded on any established stock exchange (such as the New York Stock Exchange or The NASDAQ Stock Market) or national market system on the date in question, then the Fair Market Value shall be equal to the closing price reported for such date by the applicable exchange or system; and

(iii)
If none of the foregoing provisions is applicable, then the Fair Market Value shall be determined by the Committee in good faith on such basis as it deems appropriate.

In all cases, the determination of Fair Market Value by the Committee shall be conclusive and binding on all persons.
(n)     “ISO” shall mean an employee incentive stock option described in Section 422 of the Code.

(o)     “Nonstatutory Option” or “NSO” shall mean an employee stock option that is not an ISO.
(p)     “Option” shall mean an ISO or Nonstatutory Option granted under the Plan and entitling the holder to purchase Shares.
(q)     “Outside Director” shall mean a member of the Board of Directors who is not a common-law employee of, or paid consultant to, the Company, a Parent or a Subsidiary.
(r)     “Parent” shall mean any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, if each of the corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Parent on a date after the adoption of the Plan shall be a Parent commencing as of such date.
(s)     “Participant” shall mean a person who holds an Award.
(t)     “Performance Based Award”shall mean any Restricted Share Award or Stock Unit Award granted to a Participant that is intended to qualify as “performance-based compensation” under Section 162(m) of the Code.
(u)     “Plan” shall mean this 2005 Stock Incentive Plan of eGain Corporation, as amended from time to time.
(v)     “Purchase Price” shall mean the consideration for which one Share may be acquired under the Plan (other than upon exercise of an Option), as specified by the Committee.
(w)     “Restricted Share” shall mean a Share awarded under the Plan.
(x)     “SAR” shall mean a stock appreciation right granted under the Plan.
(y)     “Service” shall mean service as an Employee, Consultant or Outside Director, subject to such further limitations as may be set forth in the Plan or the applicable Award Agreement. Service does not terminate when an Employee goes on a bona fide leave of absence, that was approved by the Company in writing, if the terms of the leave provide for continued Service crediting, or when continued Service crediting is required by applicable law. However, for purposes of determining whether an Option is entitled to ISO status, an Employee’s employment will be treated as terminating three months after such Employee went on leave, unless such Employee’s right to return to active work is guaranteed by law or by a contract. Service terminates in any event when the approved leave ends, unless such Employee immediately returns to active work. The Company determines which leaves of absence count toward Service, and when Service terminates for all purposes under the Plan.
(z)     “Share” shall mean one share of Stock, as adjusted in accordance with Section 11 (if applicable).
(aa)    “Stock” shall mean the Common Stock of the Company.
(bb)    “Stock Unit” shall mean a bookkeeping entry representing the Company’s obligation to deliver one Share (or distribute cash) on a future date in accordance with the provisions of a Stock Unit Award Agreement.
(cc)    “Subsidiary” shall mean any corporation, if the Company and/or one or more other Subsidiaries own not less than 50% of the total combined voting power of all classes of outstanding stock of such corporation. A corporation that attains the status of a Subsidiary on a date after the adoption of the Plan shall be considered a Subsidiary commencing as of such date.
(dd)    “Total and Permanent Disability” shall mean any permanent and total disability as defined by Section 22(e)(3) of the Code.
SECTION 3.
ADMINISTRATION.

(a)      Committee Composition. The Plan shall be administered by a Committee appointed by the Board, or by the Board acting as the Committee. The Committee shall consist of two or more directors of the

Company. In addition, to the extent required by the Board, the composition of the Committee shall satisfy (i) such requirements as the Securities and Exchange Commission may establish for administrators acting under plans intended to qualify for exemption under Rule 16b-3 (or its successor) under the Exchange Act; and (ii) such requirements as the Internal Revenue Service may establish for outside directors acting under plans intended to qualify for exemption under Section 162(m)(4)(C) of the Code.
(b)      Committee for Non-Officer Grants. The Board may also appoint one or more separate committees of the Board, each composed of one or more directors of the Company who need not satisfy the requirements of Section 3(a), who may administer the Plan with respect to Employees who are not considered officers or directors of the Company under Section 16 of the Exchange Act, may grant Awards under the Plan to such Employees and may determine all terms of such Awards. Within the limitations of the preceding sentence, any reference in the Plan to the Committee shall include such committee or committees appointed pursuant to the preceding sentence. To the extent permitted by applicable laws, the Board of Directors may also authorize one or more officers of the Company to designate Employees, other than officers under Section 16 of the Exchange Act, to receive Awards and/or to determine the number of such Awards to be received by such persons; provided, however, that the Board of Directors shall specify the total number of Awards that such officers may so grant.
(c)      Committee Procedures. The Board of Directors shall designate one of the members of the Committee as chairman. The Committee may hold meetings at such times and places as it shall determine. The acts of a majority of the Committee members present at meetings at which a quorum exists, or acts reduced to or approved in writing (including via email) by all Committee members, shall be valid acts of the Committee.
(d)      Committee Responsibilities. Subject to the provisions of the Plan, the Committee shall have full authority and discretion to take the following actions:
(i)
To interpret the Plan and to apply its provisions;

(ii)
To adopt, amend or rescind rules, procedures and forms relating to the Plan;

(iii)
To adopt, amend or terminate sub-plans established for the purpose of satisfying applicable foreign laws including qualifying for preferred tax treatment under applicable foreign tax laws;

(iv)
To authorize any person to execute, on behalf of the Company, any instrument required to carry out the purposes of the Plan;

(v)
To determine when Awards are to be granted under the Plan;

(vi)
To select the Participants to whom Awards are to be granted;

(vii)
To determine the type of Award and number of Shares or amount of cash to be made subject to each Award;

(viii)
To prescribe the terms and conditions of each Award, including (without limitation) the Exercise Price and Purchase Price, and the vesting or duration of the Award (including accelerating the vesting of Awards, either at the time of the Award or thereafter, without the consent of the Participant), to determine whether an Option is to be classified as an ISO or as a Nonstatutory Option, and to specify the provisions of the agreement relating to such Award;

(ix)
To amend any outstanding Award Agreement, subject to applicable legal restrictions and to the consent of the Participant if the Participant’s rights or obligations would be materially impaired;

(x)
To prescribe the consideration for the grant of each Award or other right under the Plan and to determine the sufficiency of such consideration;

(xi)
To determine the disposition of each Award or other right under the Plan in the event of a Participant’s divorce or dissolution of marriage;

(xii)
To determine whether Awards under the Plan will be granted in replacement of other grants under an incentive or other compensation plan of an acquired business;

(xiii)
To correct any defect, supply any omission, or reconcile any inconsistency in the Plan or any Award Agreement;

(xiv)
To establish or verify the extent of satisfaction of any performance goals or other conditions applicable to the grant, issuance, exercisability, vesting and/or ability to retain any Award; and

(xv)
To take any other actions deemed necessary or advisable for the administration of the Plan.

Subject to the requirements of applicable law, the Committee may designate persons other than members of the Committee to carry out its responsibilities and may prescribe such conditions and limitations as it may deem appropriate, except that the Committee may not delegate its authority with regard to the selection for participation of or the granting of Awards under the Plan to persons subject to Section 16 of the Exchange Act. All decisions, interpretations and other actions of the Committee shall be final and binding on all Participants and all persons deriving their rights from a Participant. No member of the Committee shall be liable for any action that he has taken or has failed to take in good faith with respect to the Plan or any Award under the Plan.
SECTION 4.
ELIGIBILITY.

(a)      General Rule. Only Employees, Consultants and Outside Directors shall be eligible for the grant of Awards. Only common-law employees of the Company, a Parent or a Subsidiary shall be eligible for the grant of ISOs.
(b)      Automatic Grants to Outside Directors.
(i)
On the first business day following the conclusion of each regular annual meeting of the Company’s stockholders, commencing with the annual meeting occurring after the Effective Date, each Outside Director who was not elected to the Board for the first time at such meeting and who will continue serving as a member of the Board of Directors thereafter shall receive an Option to purchase 500 Shares (subject to adjustment under Section 11), provided that such Outside Director has served on the Board of Directors for at least six months. Each Option granted under this Section 4(b)(ii) shall vest and become exercisable on the first anniversary of the date of grant; provided, however, that each such Option shall become vested and exercisable in full immediately prior to the next regular annual meeting of the Company’s stockholders following such date of grant in the event such meeting occurs prior to such first anniversary date. Notwithstanding the foregoing, each Option granted under this Section 4(b)(ii) shall become vested and exercisable in full if a Change in Control occurs with respect to the Company during the Participant’s Service.

(ii)
The Exercise Price of all Nonstatutory Options granted to an Outside Director under this Section 4(b) shall be equal to 100% of the Fair Market Value of a Share on the date of grant, payable in one of the forms described in Section 8(a), (b), (d), (e), (f) or (h).

(iii)
All Nonstatutory Options granted to an Outside Director under this Section 4(b) shall terminate on the earlier of (A) the day before the tenth anniversary of the date of grant of such Options or (B) the date that is twelve months after the termination of such Outside Director’s Service for any reason; provided, however, that any such Options that are not vested upon the termination of the Outside Director’s Service as a member of the Board of Directors for any reason shall terminate immediately and may not be exercised.

(iv)
The Board of Directors or the Committee in its discretion may change and otherwise revise the terms of the Nonstatutory Options granted to Outside Directors under this Section 4(b), including, without limitation, the number of Shares subject thereto, the type of Award to be granted under this Section 4(b), for Options or other Awards granted on or after the date the Board of Directors or Committee determines to make any such change or revision.

(c)      Ten-Percent Stockholders. An Employee who owns more than 10% of the total combined voting power of all classes of outstanding stock of the Company, a Parent or Subsidiary shall not be eligible for the grant of an ISO unless such grant satisfies the requirements of Section 422(c)(5) of the Code.

(d)      Attribution Rules. For purposes of Section 4(c) above, in determining stock ownership, an Employee shall be deemed to own the stock owned, directly or indirectly, by or for such Employee’s brothers, sisters, spouse, ancestors and lineal descendants. Stock owned, directly or indirectly, by or for a corporation, partnership, estate or trust shall be deemed to be owned proportionately by or for its stockholders, partners or beneficiaries.
(e)      Outstanding Stock. For purposes of Section 4(c) above, “outstanding stock” shall include all stock actually issued and outstanding immediately after the grant. “Outstanding stock” shall not include shares authorized for issuance under outstanding options held by the Employee or by any other person.
SECTION 5.
STOCK SUBJECT TO PLAN.

(a)      Basic Limitation. Shares offered under the Plan shall be authorized but unissued Shares or treasury Shares. The aggregate number of Shares authorized for issuance as Awards under the Plan shall not exceed 6,460,000 Shares. Notwithstanding the foregoing, the number of Shares that may be delivered in the aggregate pursuant to the exercise of ISOs granted under the Plan shall not exceed 6,460,000 Shares plus, to the extent allowable under Section 422 of the Code and the Treasury Regulations promulgated thereunder, any Shares that become available for issuance under the Plan pursuant to Section 5(c). The limitations of this Section 5(a) shall be subject to adjustment pursuant to Section 11. The number of Shares that are subject to Awards outstanding at any time under the Plan shall not exceed the number of Shares which then remain available for issuance under the Plan. The Company shall at all times reserve and keep available sufficient Shares to satisfy the requirements of the Plan.
(b)      Section 162(m)Award Limitation. Notwithstanding any contrary provisions of the Plan and subject to the provisions of Section 11, with respect to any Option or SAR intended to qualify as “performance-based compensation” under Section 162(m) of the Code, no Participant eligible for an Award may receive Options or SARs under the Plan in any calendar year that relate to an aggregate of more than 500,000 Shares, and no more than two times this amount in the first year of employment. To the extent required by Section 162(m) of the Code or the regulations thereunder, in applying the foregoing limitation with respect to a Participant, if any Option or SAR is canceled, the canceled Option or SAR shall continue to count against the maximum number of Shares with respect to which Options and SARs may be granted to the Participant. For this purpose, the repricing of an Option or SAR shall be treated as the cancellation of the existing Option or SAR and the grant of a new Option or SAR.
(c)      Additional Shares. If Restricted Shares or Shares issued upon the exercise of Options are forfeited, then such Shares shall again become available for Awards under the Plan. If Stock Units, Options or SARs are forfeited or terminate for any reason before being exercised or settled, or an Award is settled in cash without the delivery of Shares to the holder, then any Shares subject to the Award shall again become available for Awards under the Plan. Only the number of Shares (if any) actually issued in settlement of Awards (and not forfeited) shall reduce the number available in Section 5(a) and the balance shall again become available for Awards under the Plan. Any Shares withheld to satisfy the grant or exercise price or tax withholding obligation pursuant to any Award shall again become available for Awards under the Plan. Notwithstanding the foregoing provisions of this Section 5(c), Shares that have actually been issued shall not again become available for Awards under the Plan, except for Shares that are forfeited and do not become vested.
(d)      Substitution and Assumption of Awards. The Committee may make Awards under the Plan by assumption, substitution or replacement of stock options, stock appreciation rights, stock units or similar awards granted by another entity (including a Parent or Subsidiary), if such assumption, substitution or replacement is in connection with an asset acquisition, stock acquisition, merger, consolidation or similar transaction involving the Company (and/or its Parent or Subsidiary) and such other entity (and/or its affiliate). The terms of such assumed, substituted or replaced Awards shall be as the Committee, in its discretion, determines is appropriate. Any such substitute or assumed Awards shall not count against the Share limitation set forth in Section 5(a).
SECTION 6.
RESTRICTED SHARES.

(a)      Restricted Share Award Agreement. Each grant of Restricted Shares under the Plan shall be evidenced by a Restricted Share Award Agreement between the Participant and the Company. Such Restricted

Shares shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan. The provisions of the various Restricted Share Award Agreements entered into under the Plan need not be identical.
(b)      Payment for Awards. Restricted Shares may be sold or awarded under the Plan for such consideration as the Committee may determine, including (without limitation) cash, cash equivalents, full-recourse promissory notes, past services and future services.
(c)      Vesting. Each Award of Restricted Shares may or may not be subject to vesting. Vesting shall occur, in full or in installments, upon satisfaction of the conditions specified in the Restricted Share Award Agreement. A Restricted Share Award Agreement may provide for accelerated vesting in the event of the Participant’s death, disability or retirement or other events. The Committee may determine, at the time of granting Restricted Shares or thereafter, that all or part of such Restricted Shares shall become vested in the event that a Change in Control occurs with respect to the Company.
(d)      Voting and Dividend Rights. The holders of Restricted Shares awarded under the Plan shall have the same voting, dividend and other rights as the Company’s other stockholders. A Restricted Share Award Agreement, however, may require that the holders of Restricted Shares invest any cash dividends received in additional Restricted Shares. Such additional Restricted Shares shall be subject to the same conditions and restrictions as the Award with respect to which the dividends were paid.
(e)      Restrictions on Transfer of Shares. Restricted Shares shall be subject to such rights of repurchase, rights of first refusal or other restrictions as the Committee may determine. Such restrictions shall be set forth in the applicable Restricted Share Award Agreement and shall apply in addition to any general restrictions that may apply to all holders of Shares.
SECTION 7.
TERMS AND CONDITIONS OF OPTIONS.

(a)      Stock Option Award Agreement. Each grant of an Option under the Plan shall be evidenced by a Stock Option Award Agreement between the Participant and the Company. Such Option shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions which are not inconsistent with the Plan and which the Committee deems appropriate for inclusion in a Stock Option Award Agreement. The Stock Option Award Agreement shall specify whether the Option is an ISO or an NSO. The provisions of the various Stock Option Award Agreements entered into under the Plan need not be identical.
(b)      Number of Shares. Each Stock Option Award Agreement shall specify the number of Shares that are subject to the Option and shall provide for the adjustment of such number in accordance with Section 11.
(c)      Exercise Price. Each Stock Option Award Agreement shall specify the Exercise Price. The Exercise Price of an ISO shall not be less than 100% of the Fair Market Value of a Share on the date of grant, except as otherwise provided in 4(c), and the Exercise Price of an NSO shall not be less 100% of the Fair Market Value of a Share on the date of grant. Notwithstanding the foregoing, Options may be granted with an Exercise Price of less than 100% of the Fair Market Value per Share on the date of grant pursuant to a transaction described in, and in a manner consistent with, Section 424(a) of the Code. Subject to the foregoing in this Section 7(c), the Exercise Price under any Option shall be determined by the Committee in its sole discretion. The Exercise Price shall be payable in one of the forms described in Section 8.
(d)      Withholding Taxes. As a condition to the exercise of an Option, the Participant shall make such arrangements as the Committee may require for the satisfaction of any federal, state, local or foreign withholding tax obligations that may arise in connection with such exercise. The Participant shall also make such arrangements as the Committee may require for the satisfaction of any federal, state, local or foreign withholding tax obligations that may arise in connection with the disposition of Shares acquired by exercising an Option.
(e)      Exercisability and Term. Each Stock Option Award Agreement shall specify the date when all or any installment of the Option is to become exercisable. The Stock Option Award Agreement shall also specify the term of the Option; provided that the term of an ISO shall in no event exceed 10 years from the date of grant (five years for ISOs granted to Employees described in Section 4(c)). A Stock Option Award Agreement may provide for accelerated exercisability in the event of the Participant’s death, disability, or retirement or other events and may provide for expiration prior to the end of its term in the event of the termination of the Participant’s Service. Options may be awarded in combination with SARs, and such an Award may provide that the Options will not be exercisable unless the related SARs are forfeited. Subject to the foregoing in this Section 7(e), the Committee at its sole discretion shall determine when all or any installment of an Option is to become exercisable and when an Option is to expire.
(f)      Exercise of Options. Each Stock Option Award Agreement shall set forth the extent to which the Participant shall have the right to exercise the Option following termination of the Participant’s Service with the Company and its Subsidiaries, and the right to exercise the Option of any executors or administrators of the Participant’s estate or any person who has acquired such Option(s) directly from the Participant by bequest or inheritance. Such provisions shall be determined in the sole discretion of the Committee, need not be uniform among all Options issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination of Service.
(g)      Effect of Change in Control. The Committee may determine, at the time of granting an Option or thereafter, that such Option shall become exercisable as to all or part of the Shares subject to such Option in the event that a Change in Control occurs with respect to the Company.
(h)      No Rights as a Stockholder. A Participant shall have no rights as a stockholder with respect to any Shares covered by his Option until the date of the issuance of a stock certificate for such Shares. No adjustments shall be made, except as provided in Section 11.
(i)      Modification, Extension and Renewal of Options. Within the limitations of the Plan, the Committee may modify, extend or renew outstanding Options or may accept the cancellation of outstanding Options (to the extent not previously exercised), whether or not granted hereunder, in return for the grant of new Options for the same or a different number of Shares and at the same or a different Exercise Price, or in return for the grant of a different Award for the same or a different number of Shares or for cash; provided however that other than in connection with an adjustment of Awards pursuant to Section 11, the Committee may not modify outstanding Options to lower the Exercise Price nor may the Committee assume or accept the cancellation of outstanding Options in return for cash or the grant of new Awards when the Exercise Price is greater than the Fair Market Value of the Shares covered by such Options, unless such action has been approved by the Company’s stockholders. The foregoing notwithstanding, no modification of an Option shall, without the consent of the Participant, materially impair his or her rights or obligations under such Option.
(j)      Restrictions on Transfer of Shares. Any Shares issued upon exercise of an Option shall be subject to such special forfeiture conditions, rights of repurchase, rights of first refusal and other transfer restrictions as the Committee may determine. Such restrictions shall be set forth in the applicable Stock Option Award Agreement and shall apply in addition to any general restrictions that may apply to all holders of Shares.
SECTION 8.
PAYMENT FOR SHARES.

(a)      General Rule. The entire Exercise Price or Purchase Price of Shares issued under the Plan shall be payable in lawful money of the United States of America at the time when such Shares are purchased, except as provided in Section 8(b) through Section 8(h) below.
(b)      Surrender of Stock. To the extent that a Stock Option Award Agreement so provides, payment may be made all or in part by surrendering, or attesting to the ownership of, Shares which have already been owned by the Participant or his representative. Such Shares shall be valued at their Fair Market Value on the date when the new Shares are purchased under the Plan. The Participant shall not surrender, or attest to the ownership of, Shares in payment of the Exercise Price if such action would cause the Company to recognize compensation expense (or additional compensation expense) with respect to the Option for financial reporting purposes.
(c)      Services Rendered. At the discretion of the Committee, Shares may be awarded under the Plan in consideration of services rendered to the Company or a Subsidiary. If Shares are awarded without the payment of a Purchase Price in cash, the Committee shall make a determination (at the time of the Award) of the value of the services rendered by the Participant and the sufficiency of the consideration to meet the requirements of Section 6(b).
(d)      Cashless Exercise. To the extent that a Stock Option Award Agreement so provides, payment may be made all or in part by delivery (on a form prescribed by the Committee) of an irrevocable direction to a securities broker to sell Shares and to deliver all or part of the sale proceeds to the Company in payment of the aggregate Exercise Price.
(e)      Exercise/Pledge. To the extent that a Stock Option Award Agreement so provides, payment may be made all or in part by delivery (on a form prescribed by the Committee) of an irrevocable direction to a securities broker or lender to pledge Shares, as security for a loan, and to deliver all or part of the loan proceeds to the Company in payment of the aggregate Exercise Price.
(f)      Net Exercise. To the extent that a Stock Option Award Agreement so provides, by a “net exercise” arrangement pursuant to which the number of Shares issuable upon exercise of the Option shall be reduced by the largest whole number of Shares having an aggregate Fair Market Value that does not exceed the aggregate exercise price (plus tax withholdings, if applicable) and any remaining balance of the aggregate exercise price (and/or applicable tax withholdings) not satisfied by such reduction in the number of whole Shares to be issued shall be paid by the Optionee in cash other form of payment permitted under the Stock Option Agreement.
(g)      Promissory Note. To the extent that a Stock Option Award Agreement or Restricted Share Award Agreement so provides, payment may be made all or in part by delivering (on a form prescribed by the Company) a full- recourse promissory note.
(h)      Other Forms of Payment. To the extent that a Stock Option Award Agreement or Restricted Share Award Agreement so provides, payment may be made in any other form that is consistent with applicable laws, regulations and rules.
(i)      Limitations under Applicable Law. Notwithstanding anything herein or in a Stock Option Award Agreement or Restricted Share Award Agreement to the contrary, payment may not be made in any form that is unlawful, as determined by the Committee in its sole discretion.
SECTION 9.
STOCK APPRECIATION RIGHTS.

(a)      SAR Award Agreement. Each grant of a SAR under the Plan shall be evidenced by a SAR Award Agreement between the Participant and the Company. Such SAR shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan. The provisions of the various SAR Award Agreements entered into under the Plan need not be identical.
(b)      Number of Shares. Each SAR Award Agreement shall specify the number of Shares to which the SAR pertains and shall provide for the adjustment of such number in accordance with Section 11.
(c)      Exercise Price. Each SAR Award Agreement shall specify the Exercise Price. The Exercise Price of a SAR shall not be less than 100% of the Fair Market Value of a Share on the date of grant. Notwithstanding the foregoing, SARs may be granted with an Exercise Price of less than 100% of the Fair Market Value per Share on the date of grant pursuant to a transaction described in, and in a manner consistent with, Section 424(a) of the Code. Subject to the foregoing in this Section 9(c), the Exercise Price under any SAR shall be determined by the Committee in its sole discretion.
(d)      Exercisability and Term. Each SAR Award Agreement shall specify the date when all or any installment of the SAR is to become exercisable. The SAR Award Agreement shall also specify the term of the SAR. A SAR Award Agreement may provide for accelerated exercisability in the event of the Participant’s death, disability or retirement or other events and may provide for expiration prior to the end of its term in the event of the termination of the Participant’s service. SARs may be awarded in combination with Options, and such an Award may provide that the SARs will not be exercisable unless the related Options are forfeited. A SAR may be included in an ISO only at the time of grant but may be included in an NSO at the time of grant or thereafter. A SAR granted under the Plan may provide that it will be exercisable only in the event of a Change in Control.
(e)      Effect of Change in Control. The Committee may determine, at the time of granting a SAR or thereafter, that such SAR shall become fully exercisable as to all Common Shares subject to such SAR in the event that a Change in Control occurs with respect to the Company.
(f)      Exercise of SARs. Upon exercise of a SAR, the Participant (or any person having the right to exercise the SAR after his or her death) shall receive from the Company (a) Shares, (b) cash or (c) a combination of Shares and cash, as the Committee shall determine. The amount of cash and/or the Fair Market Value of Shares received upon exercise of SARs shall, in the aggregate, be equal to the amount by which the Fair Market Value (on the date of surrender) of the Shares subject to the SARs exceeds the Exercise Price.
(g)      Modification, Extension or Assumption of SARs. Within the limitations of the Plan, the Committee may modify, extend or assume outstanding SARs or may accept the cancellation of outstanding SARs (whether granted by the Company or by another issuer) in return for the grant of new SARs for the same or a different number of Shares and at the same or a different Exercise Price, or in return for the grant of a different Award for the same or a different number of Shares or cash; provided, however, that other than in connection with an adjustment of Awards pursuant to Section 11, the Committee may not modify outstanding SARs to lower the Exercise Price nor may the Committee assume or accept the cancellation of outstanding SARs in return for cash or the grant of new Awards when the Exercise Price is greater than the Fair Market Value of the Shares covered by such SARs, unless such action has been approved by the Company’s stockholders. The foregoing notwithstanding, no modification of a SAR shall, without the consent of the holder, materially impair his or her rights or obligations under such SAR.
SECTION 10.
STOCK UNITS.

(a)      Stock Unit Award Agreement. Each grant of Stock Units under the Plan shall be evidenced by a Stock Unit Award Agreement between the Participant and the Company. Such Stock Units shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan. The provisions of the various Stock Unit Award Agreements entered into under the Plan need not be identical.
(b)      Payment for Awards. To the extent that an Award is granted in the form of Stock Units, no cash consideration shall be required of the Award recipients.
(c)      Vesting Conditions. Each Award of Stock Units may or may not be subject to vesting. Vesting shall occur, in full or in installments, upon satisfaction of the conditions specified in the Stock Unit Award Agreement. A Stock Unit Award Agreement may provide for accelerated vesting in the event of the Participant’s death, disability or retirement or other events. The Committee may determine, at the time of granting Stock Units or thereafter, that all or part of such Stock Units shall become vested in the event that a Change in Control occurs with respect to the Company.
(d)      Voting and Dividend Rights. The holders of Stock Units shall have no voting rights. Prior to settlement or forfeiture, any Stock Unit awarded under the Plan may, at the Committee’s discretion, carry with it a right to dividend equivalents. Such right entitles the holder to be credited with an amount equal to all cash dividends paid on one Share while the Stock Unit is outstanding. Dividend equivalents may be converted into additional Stock Units. Settlement of dividend equivalents may be made in the form of cash, in the form of Shares, or in a combination of both. Prior to distribution, any dividend equivalents which are not paid shall be subject to the same conditions and restrictions (including without limitation, any forfeiture conditions) as the Stock Units to which they attach.
(e)      Form and Time of Settlement of Stock Units. Settlement of vested Stock Units may be made in the form of cash, (b) Shares or (c) any combination of both, as determined by the Committee. The actual number of Stock Units eligible for settlement may be larger or smaller than the number included in the original Award, based on predetermined performance factors. Methods of converting Stock Units into cash may include (without limitation) a method based on the average Fair Market Value of Shares over a series of trading days. A Stock Unit Award Agreement may provide that vested Stock Units may be settled in a lump sum or in installments. A Stock Unit Award Agreement may provide that the distribution may occur or commence when all vesting conditions applicable to the Stock Units have been satisfied or have lapsed, or it may be deferred to any later date, subject to compliance with Section 409A of the Code. The amount of a deferred distribution may be increased by an interest factor or by dividend equivalents. Until an Award of Stock Units is settled, the number of such Stock Units shall be subject to adjustment pursuant to Section 11.
(f)      Death of Participant. Any Stock Unit Award that becomes payable after the Participant’s death shall be distributed to the Participant’s beneficiary or beneficiaries. Each recipient of a Stock Unit Award under the Plan shall designate one or more beneficiaries for this purpose by filing the prescribed form with the Company. A beneficiary designation may be changed by filing the prescribed form with the Company at any time before the Participant’s death. If no beneficiary was designated or if no designated beneficiary survives the Participant, then any Stock Units Award that becomes payable after the Participant’s death shall be distributed to the Participant’s estate.
(g)      Creditors’ Rights. A holder of Stock Units shall have no rights other than those of a general creditor of the Company. Stock Units represent an unfunded and unsecured obligation of the Company, subject to the terms and conditions of the applicable Stock Unit Award Agreement.
SECTION 11.
ADJUSTMENT OF SHARES.

(a)      Adjustments. In the event of a subdivision of the outstanding Stock, a declaration of a dividend payable in Shares, a declaration of a dividend payable in a form other than Shares in an amount that has a material effect on the price of Shares, a combination or consolidation of the outstanding Stock (by reclassification or otherwise) into a lesser number of Shares, a recapitalization, a spin-off or a similar occurrence, the Committee shall make appropriate and equitable adjustments in:
(i)
The number of Shares available for future Awards under Section 5;

(ii)
The limitations set forth in Sections 5(a) and (b) and Section 18;

(iii)
The number of NSOs to be granted to Outside Directors under Section 4(b);

(iv)
The number of Shares covered by each outstanding Award; and

(v)
The Exercise Price under each outstanding Option and SAR.

(b)      Dissolution or Liquidation. To the extent not previously exercised or settled, Options, SARs and Stock Units shall terminate immediately prior to the dissolution or liquidation of the Company.
(c)      Reorganizations. In the event that the Company is a party to a merger or other reorganization, outstanding Awards shall be subject to the agreement of merger or reorganization. Subject to compliance with Section 409A of the Code, such agreement shall provide for:
(i)
The continuation of the outstanding Awards by the Company, if the Company is a surviving corporation;

(ii)
The assumption of the outstanding Awards by the surviving corporation or its parent or subsidiary;

(iii)
The substitution by the surviving corporation or its parent or subsidiary of its own awards for the outstanding Awards;

(iv)
Immediate vesting, exercisability and settlement of outstanding Awards followed by the cancellation of such Awards upon or immediately prior to the effectiveness of such transaction; or

(v)
Settlement of the intrinsic value of the outstanding Awards (whether or not then vested or exercisable) in cash or cash equivalents or equity (including cash or equity subject to deferred vesting and delivery consistent with the vesting restrictions applicable to such Awards or the underlying Shares) followed by the cancellation of such Awards (and, for the avoidance of doubt, if as of the date of the occurrence of the transaction the Committee determines in good faith that no amount would have been attained upon the exercise of such Award or realization of the Participant’s rights, then such Award may be terminated by the Company without payment); in each case without the Participant’s consent. Any acceleration of payment of an amount that is subject to section 409A of the Code will be delayed, if necessary, until the earliest time that such payment would be permissible under Section 409A without triggering any additional taxes applicable under Section 409A.
The Company will have no obligation to treat all Awards, all Awards held by a Participant, or all Awards of the same type, similarly.
(d)      Reservation of Rights. Except as provided in this Section 11, a Participant shall have no rights by reason of any subdivision or consolidation of shares of stock of any class, the payment of any dividend or any other increase or decrease in the number of shares of stock of any class. Any issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or Exercise Price of Shares subject to an Award. The grant of an Award pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, to merge or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets. In the event of any change affecting the Shares or the Exercise Price of Shares subject to an Award, including a merger or other reorganization, for reasons of administrative convenience, the Company in its sole discretion may refuse to permit the exercise of any Award during a period of up to thirty (30) days prior to the occurrence of such event.
SECTION 12.
DEFERRAL OF AWARDS.

(a)      Committee Powers. Subject to compliance with Section 409A of the Code, the Committee (in its sole discretion) may permit or require a Participant to:
(i)
Have cash that otherwise would be paid to such Participant as a result of the exercise of a SAR or the settlement of Stock Units credited to a deferred compensation account established for such Participant by the Committee as an entry on the Company’s books;

(ii)
Have Shares that otherwise would be delivered to such Participant as a result of the exercise of an Option or SAR converted into an equal number of Stock Units; or

(iii)
Have Shares that otherwise would be delivered to such Participant as a result of the exercise of an Option or SAR or the settlement of Stock Units converted into amounts credited to a deferred compensation account established for such Participant by the Committee as an entry on the Company’s books. Such amounts shall be determined by reference to the Fair Market Value of such Shares as of the date when they otherwise would have been delivered to such Participant.

(b)      General Rules. A deferred compensation account established under this Section 12 may be credited with interest or other forms of investment return, as determined by the Committee. A Participant for whom such an account is established shall have no rights other than those of a general creditor of the Company. Such an account shall represent an unfunded and unsecured obligation of the Company and shall be subject to the terms and conditions of the applicable agreement between such Participant and the Company. If the deferral or conversion of Awards is permitted or required, the Committee (in its sole discretion) may establish rules, procedures and forms pertaining to such Awards, including (without limitation) the settlement of deferred compensation accounts established under this Section 12.
SECTION 13.
AWARDS UNDER OTHER PLANS.

The Company may grant awards under other plans or programs. Such awards may be settled in the form of Shares issued under this Plan. Such Shares shall be treated for all purposes under the Plan like Shares issued in settlement of Stock Units and shall, when issued, reduce the number of Shares available under Section 5.
SECTION 14.
PAYMENT OF DIRECTOR’S FEES IN SECURITIES.

(a)      Effective Date. No provision of this Section 14 shall be effective unless and until the Board has determined to implement such provision.

(b)      Elections to Receive NSOs, SARs, Restricted Shares or Stock Units. An Outside Director may elect to receive his or her annual retainer payments and/or meeting fees from the Company in the form of cash, NSOs, SARs, Restricted Shares or Stock Units, or a combination thereof, as determined by the Board. Alternatively, the Board may mandate payment in any of such alternative forms. Such NSOs, SARs, Restricted Shares and Stock Units shall be issued under the Plan. An election under this Section 14 shall be filed with the Company on the prescribed form.
(c)      Number and Terms of NSOs, SARs, Restricted Shares or Stock Units. The number of NSOs, SARs, Restricted Shares or Stock Units to be granted to Outside Directors in lieu of annual retainers and meeting fees that would otherwise be paid in cash shall be calculated in a manner determined by the Board. The terms of such NSOs, SARs, Restricted Shares or Stock Units shall also be determined by the Board.
SECTION 15.
LEGAL AND REGULATORY REQUIREMENTS.

Shares shall not be issued under the Plan unless the issuance and delivery of such Shares complies with (or is exempt from) all applicable requirements of law, including (without limitation) the Securities Act of 1933, as amended, the rules and regulations promulgated thereunder, state securities laws and regulations and the regulations of any stock exchange on which the Company’s securities may then be listed, and the Company has obtained the approval or favorable ruling from any governmental agency which the Company determines is necessary or advisable. The Company shall not be liable to a Participant or other persons as to: (a) the non-issuance or sale of Shares as to which the Company has not obtained from any regulatory body having jurisdiction the authority deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares under the Plan; and (b) any tax consequences expected, but not realized, by any Participant or other person due to the receipt, exercise or settlement of any Award granted under the Plan.
SECTION 16.
TAXES.

(a)      Withholding Taxes. To the extent required by applicable federal, state, local or foreign law, a Participant or his or her successor shall make arrangements satisfactory to the Company for the satisfaction of any withholding tax obligations that arise in connection with the Plan. The Company shall not be required to issue any Shares or make any cash payment under the Plan until such obligations are satisfied.
(b)      Share Withholding. The Committee may permit a Participant to satisfy all or part of his or her withholding or income tax obligations by having the Company withhold all or a portion of any Shares that otherwise would be issued to him or her or by surrendering all or a portion of any Shares that he or she previously acquired. Such Shares shall be valued at their Fair Market Value on the date when taxes otherwise would be withheld in cash. In no event may a Participant have Shares withheld that would otherwise be issued to him or her in excess of the number necessary to satisfy the minimum legally required tax withholding.
(c)      Section 409A. Each Award that provides for “nonqualified deferred compensation” within the meaning of Section 409A of the Code shall be subject to such additional rules and requirements as specified by the Committee from time to time in order to comply with Section 409A. If any amount under such an Award is payable upon a “separation from service” (within the meaning of Section 409A) to a Participant who is then considered a “specified employee” (within the meaning of Section 409A), then no such payment shall be made prior to the date that is the earlier of (i) six months and one day after the Participant’s separation from service, or (ii) the Participant’s death, but only to the extent such delay is necessary to prevent such payment from being subject to interest, penalties and/or additional tax imposed pursuant to Section 409A. In addition, the settlement of any such Award may not be accelerated except to the extent permitted by Section 409A.
SECTION 17.
TRANSFERABILITY.

Unless the agreement evidencing an Award (or an amendment thereto authorized by the Committee) expressly provides otherwise, no Award granted under this Plan, nor any interest in such Award, may be sold, assigned, conveyed, gifted, pledged, hypothecated or otherwise transferred in any manner (prior to the vesting and lapse of any and all restrictions applicable to Shares issued under such Award), other than by will or the laws of descent and distribution; provided, however, that an ISO may be transferred or assigned only to the extent consistent with Section 422 of the Code. Any purported assignment, transfer or encumbrance in violation of this Section 17 shall be void and unenforceable against the Company.
SECTION 18.
PERFORMANCE BASED AWARDS.

The number of Shares or other benefits granted, issued, retainable and/or vested under an Award may be made subject to the attainment of performance goals. The Committee may utilize any performance criteria selected by it in its sole discretion to establish performance goals; provided, however, that in the case of any Performance Based Award, the following conditions shall apply:
(i)
The amount potentially available under a Performance Based Award shall be subject to the attainment of pre-established, objective performance goals relating to a specified period of service based on one or more of the following performance criteria: (a) cash flow (including operating cash flow), (b) earnings per share, (c) earnings before any combination of interest, taxes, depreciation or amortization, (d) return on equity, (e) total stockholder return, (f) share price performance, (g) return on capital, (h) return on assets or net assets, (i) revenue, (j) income or net income, (k) operating income or net operating income, (l) operating profit or net operating profit, (m) operating margin or profit margin, (n) return on operating revenue, (o) return on invested capital, (p) market segment shares, (q) costs, (r) expenses, (s) achievement of target levels of discovery and/or development of products or services, including but not limited to research or regulatory achievements, (t) third party coverage and/or reimbursement objectives, or (u) test volume metrics (“Qualifying Performance Criteria”), any of which may be measured either individually, alternatively or in any combination, applied to either the Company as a whole or to a business unit or Subsidiary, either individually, alternatively or in any combination, and measured either annually or cumulatively over a period of years, on an absolute basis or relative to a pre-established target, to previous years’ results or to a designated comparison group or index, in each case as specified by the Committee in the Award;

(ii)
Unless specified otherwise by the Committee at the time the performance goals are established or otherwise within the time prescribed by Section 162(m) of the Code, the Committee shall appropriately adjust the method of evaluating performance under a Qualifying Performance Criteria for a performance period as follows: (i) to exclude asset write-downs, (ii) to exclude litigation or claim judgments or settlements, (iii) to exclude the effect of changes in tax law, accounting principles or other such laws or provisions affecting reported results, (iv) to exclude accruals for reorganization and restructuring programs, (v) to exclude any extraordinary nonrecurring items as determined under generally accepted accounting principles and/or described in managements’ discussion and analysis of financial condition and results of operations appearing in the Company’s annual report to stockholders for the applicable year, (vi) to exclude the dilutive effects of acquisitions or joint ventures, (vii) to assume that any business divested by the Company achieved performance objectives at targeted levels during the balance of a performance period following such divestiture, (viii) to exclude the effect of any change in the outstanding shares of common stock of the Company by reason of any stock dividend or split, stock repurchase, reorganization, recapitalization, merger, consolidation, spin-off, combination or exchange of shares or other similar corporate change, or any distributions to common stockholders other than regular cash dividends, (ix) to exclude the effects of stock based compensation and the award of bonuses under the Company’s bonus plans; and (x) to exclude costs incurred in connection with potential acquisitions or divestitures that are required to be expensed under generally accepted accounting principles, in each case in compliance with Section 162(m);

(iii)
The Committee shall establish the applicable performance goals in writing and an objective method for determining the Award earned by a Participant if the goals are attained, while the outcome is substantially uncertain and not later than the 90th day of the performance period (but in no event after 25% of the period of service with respect to which the performance goals relate has elapsed), and shall determine and certify in writing, for each Participant, the extent to which the performance goals have been met prior to payment or vesting of the Award; and

(iv)
The Committee may not in any event increase the amount of compensation payable under the Plan upon the attainment of the pre-established performance goals to a Participant who is a “covered employee” within the meaning of Section 162(m) of the Code.

(v)
The maximum aggregate number of Shares that may be subject to Performance Based Awards granted to a Participant in any calendar year is 500,000 Shares (subject to adjustment under Section 11), and no more than two times this amount in the first year of employment.

SECTION 19.
NO EMPLOYMENT RIGHTS.

No provision of the Plan, nor any Award granted under the Plan, shall be construed to give any person any right to become, to be treated as, or to remain an Employee or Consultant. The Company and its Subsidiaries reserve the right to terminate any person’s Service at any time and for any reason, with or without notice.
SECTION 20.
DURATION AND AMENDMENTS.

(a)      Term of the Plan. The Plan, as set forth herein, shall terminate automatically on September 30, 2024. The Board of Directors may suspend or terminate the Plan at any time.
(b)      Right to Amend the Plan. The Board of Directors may amend the Plan at any time and from time to time. Rights and obligations under any Award granted before amendment of the Plan shall not be materially impaired by such amendment, except with consent of the Participant. An amendment of the Plan shall be subject to the approval of the Company’s stockholders only to the extent required by applicable laws, regulations or rules.
(c)      Effect of Termination. No Awards shall be granted under the Plan after the termination thereof. The termination of the Plan shall not affect Awards previously granted under the Plan.
SECTION 21.
EXECUTION.

To record the adoption of the Plan by the Board of Directors, the Company has caused its authorized officer to execute the same.
EGAIN CORPORATION
By

Name
Eric Smit

Title
Chief Financial Officer

Appendix B
eGAIN CORPORATION
AMENDED AND RESTATED 2005 MANAGEMENT STOCK OPTION PLAN
(As amended through August 25, 2021)

i

ii

eGAIN CORPORATION
AMENDED AND RESTATED 2005 MANAGEMENT STOCK OPTION PLAN
SECTION 1.   ESTABLISHMENT AND PURPOSE.
The Plan was adopted by the Board of Directors effective May 27, 2005 (the “Effective Date”), and most recently amended on August 25, 2021. The purpose of the Plan is to promote the long-term success of the Company and the creation of stockholder value by (a) encouraging Officers of the Company to focus on critical long-range objectives, (b) encouraging the retention of Officers with exceptional qualifications and (c) linking Officers directly to stockholder interests through increased stock ownership. The Plan seeks to achieve this purpose by providing for Awards in the form of options.
SECTION 2.   DEFINITIONS.
(a)     “Affiliate” shall mean any entity other than a Subsidiary, if the Company and/or one of more Subsidiaries own not less than 50% of such entity.
(b)     “Award” shall mean any award of an Option under the Plan.
(c)     “Board of Directors”shall mean the Board of Directors of the Company, as constituted from time to time.
(d)     “Change in Control” shall mean the occurrence of any of the following events:
(i)
A change in the composition of the Board of Directors occurs, as a result of which fewer than one-half of the incumbent directors are directors who either:

(A)
Had been directors of the Company on the “look-back date” (as defined below) (the “original directors”); or

(B)
Were elected, or nominated for election, to the Board of Directors with the affirmative votes of at least a majority of the aggregate of the original directors who were still in office at the time of the election or nomination and the directors whose election or nomination was previously so approved (the “continuing directors”); or

(ii)
Any “person” (as defined below) who by the acquisition or aggregation of securities, is or becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 50% or more of the combined voting power of the Company’s then outstanding securities ordinarily (and apart from rights accruing under special circumstances) having the right to vote at elections of directors (the “Base Capital Stock”); except that any change in the relative beneficial ownership of the Company’s securities by any person resulting solely from a reduction in the aggregate number of outstanding shares of Base Capital Stock, and any decrease thereafter in such person’s ownership of securities, shall be disregarded until such person increases in any manner, directly or indirectly, such person’s beneficial ownership of any securities of the Company; or

(iii)
The consummation of a merger or consolidation of the Company with or into another entity or any other corporate reorganization, if persons who were not stockholders of the Company immediately prior to such merger, consolidation or other reorganization own immediately after such merger, consolidation or other reorganization 50% or more of the voting power of the outstanding securities of each of (A) the continuing or surviving entity and (B) any direct or indirect parent corporation of such continuing or surviving entity; or

(iv)
The sale, transfer or other disposition of all or substantially all of the Company’s assets.

For purposes of subsection (d)(i) above, the term “look-back” date shall mean the later of (1) the Effective Date or (2) the date 24 months prior to the date of the event that may constitute a Change in Control.
For purposes of subsection (d)(ii)) above, the term “person” shall have the same meaning as when used in Sections 13(d) and 14(d) of the Exchange Act but shall exclude (1) a trustee or other fiduciary holding securities under an employee benefit plan maintained by the Company or a Parent or Subsidiary and (2) a corporation owned directly or indirectly by the stockholders of the Company in substantially the same proportions as their ownership of the Stock.
Any other provision of this Section 2(d) notwithstanding, a transaction shall not constitute a Change in Control if its sole purpose is to change the state of the Company’s incorporation or to create a holding company that will be owned in substantially the same proportions by the persons who held the Company’s securities immediately before such transaction, and a Change in Control shall not be deemed to occur if the Company files a registration statement with the Securities and Exchange Commission for the initial offering of Stock to the public.
(e)     “Code” shall mean the Internal Revenue Code of 1986, as amended.
(f)     “Committee” shall mean the Compensation Committee as designated by the Board of Directors, which is authorized to administer the Plan, as described in Section 3 hereof.
(g)     “Company” shall mean eGain Corporation, a Delaware corporation.
(h)
“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

(i)     “Exercise Price” shall mean the amount for which one Share may be purchased upon exercise of such Option, as specified in the applicable Stock Option Agreement.
(j)     “Fair Market Value”with respect to a Share, shall mean the market price of one Share, determined by the Committee as follows:
(i)
If the Stock was traded over-the-counter on the date in question but was not traded on The Nasdaq Stock Market, then the Fair Market Value shall be equal to the last transaction price quoted for such date by the OTC Bulletin Board or, if not so quoted, shall be equal to the mean between the last reported representative bid and asked prices quoted for such date by the principal automated inter-dealer quotation system on which the Stock is quoted or, if the Stock is not quoted on any such system, by the Pink Sheets LLC;

(ii)
If the Stock was traded on The Nasdaq Stock Market, then the Fair Market Value shall be equal to the last reported sale price quoted for such date by The Nasdaq Stock Market;

(iii)
If the Stock was traded on a United States stock exchange on the date in question, then the Fair Market Value shall be equal to the closing price reported for such date by the applicable composite-transactions report; and

(iv)
If none of the foregoing provisions is applicable, then the Fair Market Value shall be determined by the Committee in good faith on such basis as it deems appropriate. In all cases, the determination of Fair Market Value by the Committee shall be conclusive and binding on all persons.

(k)     “Nonstatutory Option” or “NSO” shall mean an employee stock option that is not an employee incentive stock option described in Section 422 of the Code.
(l)     “Officer” shall mean any individual who is a common-law employee who are directors, officers or other key employees of the Company as approved by the Company’s Board of Directors.
(m)     “Option” shall mean a Nonstatutory Option granted under the Plan and entitling the holder to purchase Shares.
(n)
“Optionee” shall mean an individual or estate who holds an Option.

(o)     “Parent” shall mean any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, if each of the corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Parent on a date after the adoption of the Plan shall be a Parent commencing as of such date.
(p)     “Participant” shall mean an individual or estate who holds an Award.

(q)     “Plan” shall mean this 2005 Management Stock Option Plan of eGain Corporation, as amended from time to time.
(r)     “Service” shall mean service as an Officer.
(s)     “Share” shall mean one share of Stock, as adjusted in accordance with Section 8 (if applicable).
(t)     “Stock” shall mean the Common Stock of the Company.
(u)     “Stock Option Agreement”shall mean the agreement between the Company and an Optionee that contains the terms, conditions and restrictions pertaining to his Option.
(v)     “Subsidiary” shall mean any corporation, if the Company and/or one or more other Subsidiaries own not less than 50% of the total combined voting power of all classes of outstanding stock of such corporation. A corporation that attains the status of a Subsidiary on a date after the adoption of the Plan shall be considered a Subsidiary commencing as of such date.
SECTION 3.   ADMINISTRATION.
(a)      Committee Composition. The Plan shall be administered by the Committee. The Committee shall consist of two or more directors of the Company, who shall be appointed by the Board of Directors. In addition, the composition of the Committee shall satisfy (i) such requirements as the Securities and Exchange Commission may establish for administrators acting under plans intended to qualify for exemption under Rule 16b-3 (or its successor) under the Exchange Act; and (ii) such requirements as the Internal Revenue Service may establish for outside directors acting under plans intended to qualify for exemption under Section 162(m)(4)(C) of the Code.
(b)      Committee Procedures. The Board of Directors shall designate one of the members of the Committee as chairman. The Committee may hold meetings at such times and places as it shall determine. The acts of a majority of the Committee members present at meetings at which a quorum exists, or acts reduced to or approved in writing by all Committee members, shall be valid acts of the Committee.
(c)      Committee Responsibilities. Subject to the provisions of the Plan, the Committee shall have full authority and discretion to take the following actions:
(i)
To interpret the Plan and to apply its provisions;

(ii)
To adopt, amend or rescind rules, procedures and forms relating to the Plan;

(iii)
To authorize any person to execute, on behalf of the Company, any instrument required to carry out the purposes of the Plan;

(iv)
To determine when Awards are to be granted under the Plan;

(v)
To select the Optionees;

(vi)
To determine the number of Shares to be made subject to each Award;

(vii)
To prescribe the terms and conditions of each Award, including (without limitation) the Exercise Price and Purchase Price, and the vesting or duration of the Award (including accelerating the vesting of Awards, either at the time of the Award or thereafter, without the consent of the Participant), and to specify the provisions of the agreement relating to such Award;

(viii)
To amend any outstanding Award agreement, subject to applicable legal restrictions and to the consent of the Participant if the Participant’s rights or obligations would be materially impaired;

(ix)
To prescribe the consideration for the grant of each Award or other right under the Plan and to determine the sufficiency of such consideration;

(x)
To determine the disposition of each Award or other right under the Plan in the event of a Participant’s divorce or dissolution of marriage;

(xi)
To determine whether Awards under the Plan will be granted in replacement of other grants under an incentive or other compensation plan of an acquired business;

(xii)
To correct any defect, supply any omission, or reconcile any inconsistency in the Plan or any Award agreement;

(xiii)
To establish or verify the extent of satisfaction of any performance goals or other conditions applicable to the grant, issuance, exercisability, vesting and/or ability to retain any Award; and

(xiv)
To take any other actions deemed necessary or advisable for the administration of the Plan.

Subject to the requirements of applicable law, the Committee may designate persons other than members of the Committee to carry out its responsibilities and may prescribe such conditions and limitations as it may deem appropriate, except that the Committee may not delegate its authority with regard to the selection for participation of or the granting of Options or other rights under the Plan to persons subject to Section 16 of the Exchange Act. All decisions, interpretations and other actions of the Committee shall be final and binding on all Optionees and all persons deriving their rights from an Optionee. No member of the Committee shall be liable for any action that he has taken or has failed to take in good faith with respect to the Plan or any Option.
SECTION 4.   ELIGIBILITY.
(a)   General Rule. Only Officers shall be eligible for the grant of Nonstatutory Options.
SECTION 5.   STOCK SUBJECT TO PLAN.
(a)   Basic Limitation. The aggregate number of Shares which may be issued under the Plan shall not exceed 2,962,400 Shares. The limitations of this Section 5(a) shall be subject to adjustment pursuant to Section 8. The number of Shares which are subject to Options outstanding at any time shall not exceed the number of Shares which then remain available for issuance under the Plan. The Company, during the term of the Plan, shall at all times reserve and keep available sufficient Shares to satisfy the requirements of the Plan. Shares offered under the Plan may be authorized but unissued Shares or treasury Shares. The Company, during the term of the Plan, shall at all times reserve and keep available sufficient Shares to satisfy the requirements of the Plan.
(b)   Award Limitation. Subject to the provisions of Section 8, no Participant may receive Options under the Plan in any calendar year that relate to more than 250,000 Shares.
(c)   Additional Shares. If Shares issued upon the exercise of Options are forfeited, then such Shares shall again become available for Awards under the Plan. If Options are forfeited or terminate for any other reason before being exercised, then the corresponding Shares shall again become available for Awards under the Plan.
SECTION 6.   TERMS AND CONDITIONS OF OPTIONS.
(a)   Stock Option Agreement. Each grant of an Option under the Plan shall be evidenced by a Stock Option Agreement between the Optionee and the Company. Such Option shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions which are not inconsistent with the Plan and which the Committee deems appropriate for inclusion in a Stock Option Agreement. The Stock Option Agreement shall specify that the Option is an NSO. The provisions of the various Stock Option Agreements entered into under the Plan need not be identical. Options may be granted in consideration of a reduction in the Optionee’s other compensation.
(b)   Number of Shares. Each Stock Option Agreement shall specify the number of Shares that are subject to the Option and shall provide for the adjustment of such number in accordance with Section 8.
(c)   Exercise Price. Each Stock Option Agreement shall specify the Exercise Price. The Exercise Price of an NSO shall not be less 100% of the Fair Market Value of a Share on the date of grant. Notwithstanding the foregoing, a Stock Option Agreement may specify that the exercise price of an NSO may vary in accordance with a predetermined formula. Subject to the foregoing in this Section 6(c), the Exercise Price under any Option shall be determined by the Committee at its sole discretion. The Exercise Price shall be payable in one of the forms described in Section 7.
(d)   Withholding Taxes. As a condition to the exercise of an Option, the Optionee shall make such arrangements as the Committee may require for the satisfaction of any federal, state, local or foreign withholding tax obligations that may arise in connection with such exercise. The Optionee shall also make such arrangements as the Committee may require for the satisfaction of any federal, state, local or foreign withholding tax obligations that may arise in connection with the disposition of Shares acquired by exercising an Option.
(e)   Exercisability and Term. Each Stock Option Agreement shall specify the date when all or any installment of the Option is to become exercisable. The Stock Option Agreement shall also specify the term of the Option; provided that the term shall in no event exceed five years from the date of grant. A Stock Option Agreement may provide for accelerated exercisability in the event of the Optionee’s death, disability, or retirement or other events and may provide for expiration prior to the end of its term in the event of the termination of the Optionee’s Service. Subject to the foregoing in this Section 6(e), the Committee at its sole discretion shall determine when all or any installment of an Option is to become exercisable and when an Option is to expire.
(f)   Exercise of Options Upon Termination of Service. Each Stock Option Agreement shall set forth the extent to which the Optionee shall have the right to exercise the Option following termination of the Optionee’s Service with the Company and its Subsidiaries, and the right to exercise the Option of any executors or administrators of the Optionee’s estate or any person who has acquired such Option(s) directly from the Optionee by bequest or inheritance. Such provisions shall be determined in the sole discretion of the Committee, need not be uniform among all Options issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination of Service.
(g)   Effect of Change in Control. The Committee may determine, at the time of granting an Option or thereafter, that such Option shall become exercisable as to all or part of the Shares subject to such Option in the event that a Change in Control occurs with respect to the Company.
(h)   Leaves of Absence. An Employee’s Service shall cease when such Employee ceases to be actively employed by, or a Consultant to, the Company (or any subsidiary) as determined in the sole discretion of the Board of Directors. For purposes of Options, Service does not terminate when an Employee goes on a bona fide leave of absence, that was approved by the Company in writing, if the terms of the leave provide for continued service crediting, or when continued service crediting is required by applicable law. Service terminates in any event when the approved leave ends, unless such Employee immediately returns to active work. The Company determines which leaves count toward Service, and when Service terminates for all purposes under the Plan.
(i)   No Rights as a Stockholder. An Optionee, or a transferee of an Optionee, shall have no rights as a stockholder with respect to any Shares covered by his Option until the date of the issuance of a stock certificate for such Shares. No adjustments shall be made, except as provided in Section 8.
(j)   Modification, Extension and Renewal of Options. Within the limitations of the Plan, the Committee may modify, extend or renew outstanding Options or may accept the cancellation of outstanding Options (to the extent not previously exercised), whether or not granted hereunder, in return for the grant of new Options for the same or a different number of Shares and at the same or a different Exercise Price, or in return for the grant of a different Award for the same or a different number of Shares or for cash; provided however that other than in connection with an adjustment of Awards pursuant to Section 8, the Committee may not modify outstanding Options to lower the Exercise Price nor may the Committee assume or accept the cancellation of outstanding Options in return for cash or the grant of new Awards when the Exercise Price is greater than the Fair Market Value of the Shares covered by such Options, unless such action has been approved by the Company’s stockholders. The foregoing notwithstanding, no modification of an Option shall, without the consent of the Optionee, materially impair his or her rights or obligations under such Option.

(k)   Restrictions on Transfer of Shares. Any Shares issued upon exercise of an Option shall be subject to such special forfeiture conditions, rights of repurchase, rights of first refusal and other transfer restrictions as the Committee may determine. Such restrictions shall be set forth in the applicable Stock Option Agreement and shall apply in addition to any general restrictions that may apply to all holders of Shares.
SECTION 7.   PAYMENT FOR SHARES.
(a)   General Rule. The entire Exercise Price or Purchase Price of Shares issued under the Plan shall be payable in lawful money of the United States of America at the time when such Shares are purchased, except as provided in Section 7(b) through Section 7(g) below.
(b)   Surrender of Stock. To the extent that a Stock Option Agreement so provides, payment may be made all or in part by surrendering, or attesting to the ownership of, Shares which have already been owned by the Optionee or his representative. Such Shares shall be valued at their Fair Market Value on the date when the new Shares are purchased under the Plan. The Optionee shall not surrender, or attest to the ownership of, Shares in payment of the Exercise Price if such action would cause the Company to recognize compensation expense (or additional compensation expense) with respect to the Option for financial reporting purposes.
(c)   Services Rendered. At the discretion of the Committee, Shares may be awarded under the Plan in consideration of services rendered to the Company or a Subsidiary prior to the award.
(d)   Cashless Exercise. To the extent that a Stock Option Agreement so provides, payment may be made all or in part by delivery (on a form prescribed by the Committee) of an irrevocable direction to a securities broker to sell Shares and to deliver all or part of the sale proceeds to the Company in payment of the aggregate Exercise Price.
(e)   Exercise/Pledge. To the extent that a Stock Option Agreement so provides, payment may be made all or in part by delivery (on a form prescribed by the Committee) of an irrevocable direction to a securities broker or lender to pledge Shares, as security for a loan, and to deliver all or part of the loan proceeds to the Company in payment of the aggregate Exercise Price.
(f)   Promissory Note. To the extent that a Stock Option Agreement so provides, payment may be made all or in part by delivering (on a form prescribed by the Company) a full-recourse promissory note.
(g)   Other Forms of Payment. To the extent that a Stock Option Agreement so provides, payment may be made in any other form that is consistent with applicable laws, regulations and rules.
(h)   Limitations under Applicable Law. Notwithstanding anything herein or in a Stock Option Agreement to the contrary, payment may not be made in any form that is unlawful, as determined by the Committee in its sole discretion.
SECTION 8.   ADJUSTMENT OF SHARES.
(a)   Adjustments. In the event of a subdivision of the outstanding Stock, a declaration of a dividend payable in Shares, a declaration of a dividend payable in a form other than Shares in an amount that has a material effect on the price of Shares, a combination or consolidation of the outstanding Stock (by reclassification or otherwise) into a lesser number of Shares, a recapitalization, a spin-off or a similar occurrence, the Committee shall make such adjustments as it, in its sole discretion, deems appropriate in one or more of:
(i)
The number of Options available for future Awards under Section 5;

(ii)
The limitations set forth in Sections 5(a) and (b);

(iii)
The number of Shares covered by each outstanding Option; or

(iv)
The Exercise Price under each outstanding Option.

Except as provided in this Section 8, a Participant shall have no rights by reason of any issue by the Company of stock of any class or securities convertible into stock of any class, any subdivision or consolidation of shares of stock of any class, the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class.
(b)   Dissolution or Liquidation. To the extent not previously exercised or settled, Options shall terminate immediately prior to the dissolution or liquidation of the Company.
(c)   Reorganizations. In the event that the Company is a party to a merger or other reorganization, outstanding Awards shall be subject to the agreement of merger or reorganization. Such agreement shall provide for:
(i)
The continuation of the outstanding Awards by the Company, if the Company is a surviving corporation;

(ii)
The assumption of the outstanding Awards by the surviving corporation or its parent or subsidiary;

(iii)
The substitution by the surviving corporation or its parent or subsidiary of its own awards for the outstanding Awards;

(iv)
Full exercisability or vesting and accelerated expiration of the outstanding Awards; or

(v)
Settlement of the full value of the outstanding Awards in cash or cash equivalents followed by cancellation of such Awards.

(d)   Reservation of Rights. Except as provided in this Section 8, an Optionee shall have no rights by reason of any subdivision or consolidation of shares of stock of any class, the payment of any dividend or any other increase or decrease in the number of shares of stock of any class. Any issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or Exercise Price of Shares subject to an Option. The grant of an Option pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, to merge or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.
SECTION 9.   DEFERRAL OF AWARDS.
(a)   Committee Powers. The Committee (in its sole discretion) may permit or require a Participant to have Shares that otherwise would be delivered to such Participant as a result of the exercise of an Option converted into amounts credited to a deferred compensation account established for such Participant by the Committee as an entry on the Company’s books. Such amounts shall be determined by reference to the Fair Market Value of such Shares as of the date when they otherwise would have been delivered to such Participant.
(b)   General Rules. A deferred compensation account established under this Section 9 may be credited with interest or other forms of investment return, as determined by the Committee. A Participant for whom such an account is established shall have no rights other than those of a general creditor of the Company. Such an account shall represent an unfunded and unsecured obligation of the Company and shall be subject to the terms and conditions of the applicable agreement between such Participant and the Company. If the deferral or conversion of Awards is permitted or required, the Committee (in its sole discretion) may establish rules, procedures and forms pertaining to such Awards, including (without limitation) the settlement of deferred compensation accounts established under this Section 9.
SECTION 10.   AWARDS UNDER OTHER PLANS.
The Company may grant awards under other plans or programs. Such awards may not be settled in the form of Shares issued under this Plan.
SECTION 11.   LEGAL AND REGULATORY REQUIREMENTS.
Shares shall not be issued under the Plan unless the issuance and delivery of such Shares complies with (or is exempt from) all applicable requirements of law, including (without limitation) the Securities Act of 1933, as amended, the rules and regulations promulgated thereunder, state securities laws and regulations and the regulations of any stock exchange on which the Company’s securities may then be listed, and the Company has obtained the approval or favorable ruling from any governmental agency which the Company determines is necessary or advisable. The Company shall not be liable to a Participant or other persons as to: (a) the non-issuance or sale of Shares as to which the Company has been unable to obtain from any regulatory body having jurisdiction the authority deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares under the Plan; and (b) any tax consequences expected, but not realized, by any Participant or other person due to the receipt, exercise or settlement of any Award granted under the Plan.
SECTION 12.   WITHHOLDING TAXES.
(a)   General. To the extent required by applicable federal, state, local or foreign law, a Participant or his or her successor shall make arrangements satisfactory to the Company for the satisfaction of any withholding tax obligations that arise in connection with the Plan. The Company shall not be required to issue any Shares or make any cash payment under the Plan until such obligations are satisfied.
(b)   Share Withholding. The Committee may permit a Participant to satisfy all or part of his or her withholding or income tax obligations by having the Company withhold all or a portion of any Shares that otherwise would be issued to him or her or by surrendering all or a portion of any Shares that he or she previously acquired. Such Shares shall be valued at their Fair Market Value on the date when taxes otherwise would be withheld in cash. In no event may a Participant have Shares withheld that would otherwise be issued to him or her in excess of the number necessary to satisfy the legally required minimum tax withholding.
SECTION 13.   OTHER PROVISIONS APPLICABLE TO AWARDS.
(a)   Transferability. Unless the agreement evidencing an Award (or an amendment thereto authorized by the Committee) expressly provides otherwise, no Award granted under this Plan, nor any interest in such Award, may be sold, assigned, conveyed, gifted, pledged, hypothecated or otherwise transferred in any manner (prior to the vesting and lapse of any and all restrictions applicable to Shares issued under such Award), other than by will or the laws of descent and distribution. Any purported assignment, transfer or encumbrance in violation of this Section 13(a) shall be void and unenforceable against the Company.
(b)   Qualifying Performance Criteria. The number of Shares or other benefits granted, issued, retainable and/or vested under an Award may be made subject to the attainment of performance goals for a specified period of time relating to one or more of the following performance criteria, either individually, alternatively or in any combination, applied to either the Company as a whole or to a business unit or Subsidiary, either individually, alternatively or in any combination, and measured either annually or cumulatively over a period of years, on an absolute basis or relative to a pre-established target, to previous years’ results or to a designated comparison group or index, in each case as specified by the Committee in the Award: (a) cash flow, (b) earnings per share, (c) earnings before interest, taxes and amortization, (d) return on equity, (e) total stockholder return, (f) share price performance, return on capital, (h) return on assets or net assets, (i) revenue, (j) income or net income, (k) operating income or net operating income, (l) operating profit or net operating profit, (m) operating margin or profit margin, (n) return on operating revenue, (o) return on invested capital, or (p) market segment shares (“Qualifying Performance Criteria”).
The Committee may appropriately adjust any evaluation of performance under a Qualifying Performance Criteria to exclude any of the following events that occurs during a performance period: (i) asset write-downs, (ii) litigation or claim judgments or settlements, (iii) the effect of changes in tax law, accounting principles or other such laws or provisions affecting reported results, (iv) accruals for reorganization and restructuring programs and (v) any extraordinary nonrecurring items as described in Accounting Principles Board Opinion No. 30 and/or in managements’ discussion and analysis of financial condition and results of operations appearing in the Company’s annual report to stockholders for the applicable year. If applicable, the Committee shall determine the Qualifying Performance Criteria not later than the 90th day of the performance period, and shall determine and certify, for each Participant, the extent to which the Qualifying Performance Criteria have been met. The Committee may not in any event increase the amount of compensation payable under the Plan upon the attainment of a Qualifying Performance Goal to a Participant who is a “covered employee” within the meaning of Section 162(m) of the Code.

SECTION 14.   NO EMPLOYMENT RIGHTS.
No provision of the Plan, nor any right or Option granted under the Plan, shall be construed to give any person any right to become, to be treated as, or to remain an Employee. The Company and its Subsidiaries reserve the right to terminate any person’s Service at any time and for any reason, with or without notice.
SECTION 15.   DURATION AND AMENDMENTS.
(a)   Term of the Plan. The Plan, as set forth herein, shall terminate automatically on May 27, 2015 and may be terminated on any earlier date pursuant to Subsection (b) below.
(b)   Right to Amend or Terminate the Plan. The Board of Directors may amend the Plan at any time and from time to time. Rights and obligations under any Award granted before amendment of the Plan shall not be materially impaired by such amendment, except with consent of the Participant. An amendment of the Plan shall be subject to the approval of the Company’s stockholders only to the extent required by applicable laws, regulations or rules.
(c)   Effect of Termination. No Awards shall be granted under the Plan after the termination thereof. The termination of the Plan shall not affect Awards previously granted under the Plan.
SECTION 16.   EXECUTION.
To record the adoption of the Plan by the Board of Directors, the Company has caused its authorized officer to execute the same.
eGAIN CORPORATION
By
Name	Eric N. Smit
Title	Chief Financial Officer

eGAIN CORPORATION
2005 MANAGEMENT STOCK OPTION PLAN
NOTICE OF STOCK OPTION GRANT
You have been granted the following Option to purchase Common Stock of eGAIN CORPORATION, a Delaware corporation (the “Company”) under the Company’s 2005 Management Stock Option Plan (the “Plan”):
Name of Optionee:	[Name of Optionee]
Total Number of Option Shares Granted:	[Total Number of Shares]
Type of Option:	Nonstatutory Stock Option
Exercise Price Per Share:	$
Grant Date:	[Date of Grant]
Vesting Commencement Date:	[Vesting Commencement Date]
Vesting Schedule:	This Option becomes exercisable with respect to 1/48th of the shares subject to this Option when you complete each month of continuous “Service” (as defined in the Plan) from the Vesting Commencement Date.
Expiration Date:	[Expiration Date] This Option expires earlier if your Service terminates earlier, as descried in the Stock Option Agreement.
By your signature and the signature of the Company’s representative below, you and the Company agree that this Option is granted under and governed by the term and conditions of the Plan and the Stock Option Agreement, both of which are attached to and made a part of this document.
OPTIONEE:	eGAIN CORPORATION
Optionee’s Signature	By:
Optionee’s Printed Name	Title:

eGAIN CORPORATION
2005 MANAGEMENT STOCK OPTION PLAN
STOCK OPTION AGREEMENT
Tax Treatment	This Option is intended to be a nonstatutory option, as provided in the Notice of Stock Option Grant.
Vesting	This Option becomes exercisable in installments, as shown in the Notice of Stock Option Grant. This Option will in no event become exercisable for additional shares after your Service has terminated for any reason.
Term	This Option expires in any event at the close of business at Company headquarters on the day before the 5th anniversary of the Grant Date, as shown on the Notice of Stock Option Grant. This Option may expire earlier if your Service terminates, as described below.
Regular Termination	If your Service terminates for any reason except death or “Total and Permanent Disability” (as defined in the Plan), then this Option will expire at the close of business at Company headquarters on the date three (3) months after the date your Service terminates (or, if earlier, the Expiration Date). The Company has discretion to determine when your Service terminates for all purposes of the Plan and its determinations are conclusive and binding on all persons.
Death	If you die, then this Option will expire at the close of business at Company headquarters on the date 12 months after the date your Service terminates (or, if earlier, the Expiration Date). During that period of up to 12 months, your estate or heirs may exercise the Option.
Disability	If your Service terminates because of your Total and Permanent Disability, then this Option will expire at the close of business at Company headquarters on the date 12 months after the date your Service terminates (or, if earlier, the Expiration Date).
Leaves of Absence	For purposes of this Option, your Service does not terminate when you go on a military leave, a sick leave or another bona fide leave of absence, if the leave was approved by the Company in writing and if continued crediting of Service is required by the terms of the leave or by applicable law. But your Service terminates when the approved leave ends, unless you immediately return to active work.
If you go on a leave of absence, then the vesting schedule specified in the Notice of Stock Option Grant may be adjusted in accordance with the Company’s leave of absence policy or the terms of your leave. If you commence working on a part-time basis, then the vesting schedule specified in the Notice of Stock Option Grant may be adjusted in accordance with the Company’s part-time work policy or the terms of an agreement between you and the Company pertaining to your part-time schedule.
Restrictions on Exercise	The Company will not permit you to exercise this Option if the issuance of shares at that time would violate any law or regulation. The inability of the Company to obtain approval from any regulatory body having authority deemed by the Company to be necessary to the lawful issuance and sale of the Company stock pursuant to this Option shall relieve the Company of any liability with respect to the non-issuance or sale of the Company stock as to which such approval shall not have been obtained. However, the Company shall use its best efforts to obtain such approval.

Notice of Exercise	When you wish to exercise this Option you must notify the Company by completing the attached “Notice of Exercise of Stock Option” form and filing it with the Human Resources Department of the Company. You notice must specify how many shares you wish to purchase. Your notice must also specify how your shares should be registered. The notice will be effective when it is received by the Company. If someone else wants to exercise this Option after your death, that person must prove to the Company’s satisfaction that he or she is entitled to do so.
Form of Payment	When you submit your notice of exercise, you must include payment of the Option exercise price for the shares you are purchasing. Payment may be made in the following form(s):
• Your personal check, a cashier’s check or a money order.

•
Certificates for shares of Company stock that you own, along with any forms needed to effect a transfer of those shares to the Company. The value of the shares, determined as of the effective date of the Option exercise, will be applied to the Option exercise price. Instead of surrendering shares of Company stock, you may attest to the ownership of those shares on a form provided by the Company and have the same number of shares subtracted from the Option shares issued to you. However, you may not surrender, or attest to the ownership of shares of Company stock in payment of the exercise price if your action would cause the Company to recognize a compensation expense (or additional compensation expense) with respect to this Option for financial reporting purposes.

•
By delivering on a form approved by the Committee of an irrevocable direction to a securities broker approved by the Company to sell all or part of your Option shares and to deliver to the Company from the sale proceeds in an amount sufficient to pay the Option exercise price and any withholding taxes. The balance of the sale proceeds, if any, will be delivered to you. The directions must be given by signing a special “Notice of Exercise” form provided by the Company.

•
Irrevocable directions to a securities broker or lender approved by the Company to pledge Option shares as security for a loan and to deliver to the Company from the loan proceeds an amount sufficient to pay the Option exercise price and any withholding taxes. The directions must be given by signing a special “Notice of Exercise” form provided by the Company.

Notwithstanding the foregoing, payment may not be made in any form that is unlawful, as determined by the Company in its sole discretion.
Withholding Taxes and Stock Withholding	You will not be allowed to exercise this Option unless you make arrangements acceptable to the Company to pay any withholding taxes that may be due as a result of the Option exercise. These arrangements may include withholding shares of Company stock that otherwise would be issued to you when you exercise this Option. The value of these shares, determined as of the effective date of the Option exercise, will be applied to the withholding taxes.
Restrictions on Resale	By signing this Agreement, you agree not to sell any Option shares at a time when applicable laws, Company policies or an agreement between the Company and its underwriters prohibit a sale (e.g., a lock-up period after the Company goes public). This restriction will apply as long as you are an employee, consultant or director of the Company or a subsidiary of the Company.

Transfer of Option	In general, only you can exercise this Option prior to your death. You cannot transfer or assign this Option, other than as designated by you by will or by the laws of descent and distribution, except as provided below. For instance, you may not sell this Option or use it as security for a loan. If you attempt to do any of these things, this Option will immediately become invalid. You may in any event dispose of this Option in your will. Regardless of any marital property settlement agreement, the Company is not obligated to honor a notice of exercise from your former spouse, nor is the Company obligated to recognize your former spouse’s interest in your Option in any other way.
However, the “Committee” (as defined in the Plan) may, in its sole discretion, allow you to transfer this Option as a gift to one or more family members. For purposes of this Agreement, “family member” means a child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law or sister-in-law (including adoptive relationships), any individual sharing your household (other than a tenant or employee), a trust in which one or more of these individuals have more than 50% of the beneficial interest, a foundation in which you or one or more of these persons control the management of assets, and any entity in which you or one or more of these persons own more than 50% of the voting interest.
In addition, the Committee may, in its sole discretion, allow you to transfer this option to your spouse or former spouse pursuant to a domestic relations order in settlement of marital property rights.
The Committee will allow you to transfer this Option only if both you and the transferee(s) execute the forms prescribed by the Committee, which include the consent of the transferee(s) to be bound by this Agreement.
Retention Rights	Neither your Option nor this Agreement gives you the right to be retained by the Company or a subsidiary of the Company in any capacity. The Company and its subsidiaries reserve the right to terminate your Service at any time, with or without cause.
Stockholder Rights	You, or your estate or heirs, have no rights as a stockholder of the Company until you have exercised this Option by giving the required notice to the Company and paying the exercise price. No adjustments are made for dividends or other rights if the applicable record date occurs before you exercise this Option, except as described in the Plan.
Adjustments	In the event of a stock split, a stock dividend or a similar change in Company stock, the number of shares covered by this Option and the exercise price per share may be adjusted pursuant to the Plan.
Applicable Law	This Agreement will be interpreted and enforced under the laws of the State of Delaware (without regard to their choice-of-law provisions).
The Plan and Other Agreements	The text of the Plan is incorporated in this Agreement by reference. All capitalized terms in the Stock Option Agreement shall have the meanings assigned to them in the Plan.
This Agreement and the Plan constitute the entire understanding between you and the Company regarding this Option. Any prior agreements, commitments or negotiations concerning this Option are superseded. This Agreement may be amended only by another written agreement, signed by both parties.

BY SIGNING THE COVER SHEET OF THIS AGREEMENT
YOU AGREE TO ALL OF THE TERMS AND CONDITIONS
DESCRIBED ABOVE IN THE PLAN
eGAIN CORPORATION
2005 MANAGEMENT STOCK OPTION PLAN
NOTICE OF EXERCISE OF STOCK OPTION
You must sign this Notice on the last page before submitting it to the Company.
OPTIONEE INFORMATION:
Name: Address:	Social Security Number: Employee Number:
OPTION INFORMATION:
Date of Grant: , 200 Exercise Price per Share: $	Type of Stock Option: Nonstatutory (NSO)
Total number of shares of Common Stock of eGAIN CORPORATION, a Delaware corporation (the “Company”) covered by option:
EXERCISE INFORMATION:
Number of shares of Common Stock of the Company for which option is being exercised now:
(These shares are referred to below as the “Purchased Shares.”)
Total exercise price for the Purchased Shares: $
Form of payment enclosed [check all that apply]:
☐
Check for $            , payable to “eGAIN CORPORATION”

☐
Certificate(s) for             shares of Common Stock of the Company that I have owned for at least six months or have purchased in the open market. (These shares will be valued as of the date when the Company receives this notice.)

☐
Attestation Form covering shares of Common Stock of the Company. (These shares will be valued as of the date when the Company receives this notice.)

Name(s) in which the Purchased Shares should be registered
[please check one box]:
☐
In my name only

☐
In the names of my spouse and myself as community property My spouse’s name (if applicable):

☐
In the names of my spouse and myself as joint tenants with the right of survivorship

☐ In the name of an eligible revocable trust	Full legal name of revocable trust:

The certificate for the Purchased Shares should be sent to the following address:

ACKNOWLEDGMENTS:
1.
I understand that all sales of Purchased Shares are subject to compliance with the Company’s policy on securities trades.

2.
I hereby acknowledge that I received and read a copy of the prospectus describing the Company’s 2005 Management Stock Option Plan and the tax consequences of an exercise.

3.
In the case of a nonstatutory option, I understand that I must recognize ordinary income equal to the spread between the fair market value of the Purchased Shares on the date of exercise and the exercise price. I further understand that I am required to pay withholding taxes at the time of exercising a nonstatutory option.

4.
I acknowledge that the Company has encouraged me to consult my own adviser to determine the form of ownership that is appropriate for me. In the event that I choose to transfer my Purchased Shares to a trust that does not satisfy the requirements of the Internal Revenue Service (i.e., a trust that is not an eligible revocable trust), I also acknowledge that the transfer will be treated as a “disposition” for tax purposes.

SIGNATURE AND DATE:
           , 20

eGain®

VOTE

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ENDORSEMENT_LINE______________ SACKPACK_____________

Your vote matters – here's how to vote!

Online
Go to **www.investorvote.com/EGAN** or scan the QR code — login details are located in the shaded bar below.

Phone
Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada

Special Meeting Proxy Card

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A Proposals — The Board of Directors recommends a vote FOR Proposals 1 and 2.

B Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

C 1234567890 JNT

1 U P X 5 1 2 9 6 9

MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND

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ENDORSEMENT_LINE______________ SACKPACK____________MR A SAMPLE DESIGNATION (IF ANY) ADD 1ADD 2ADD 3ADD 4ADD 5ADD 6 Your vote matters – here’s how to vote!You may vote online or by phone instead of mailing this card. Votes submitted electronically must be received by 1:00 a.m., Central Standard Time, on September 30, 2021. OnlineGo to www.investorvote.com/EGANor scan the QR code — login details are located in the shaded bar below. PhoneCall toll free 1-800-652-VOTE (8683) within the USA, US territories and CanadaSave paper, time and money! Sign up for electronic delivery at www.investorvote.com/EGANUsing a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. Your vote matters – here’s how to vote!You may vote online or by phone instead of mailing this card.Votes submitted electronically must be received by 1:00 a.m., Central Standard Time, on September 30, 2021.OnlineGo to www.investorvote.com/EGANor scan the QR code — login details are located in the shaded bar below.PhoneCall toll free 1-800-652-VOTE (8683) within the USA, US territories and CanadaSave paper, time and money! Sign up for electronic delivery at www.investorvote.com/EGAN q IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. qProposals — The Board of Directors recommends a vote FOR Proposals 1 and 2.1.The confirmation of the stockholders' prior approval and ratification of the amendment and restatement of the Amended and Restated 2005 Stock Incentive Plan, and further amendment and restatement of the Amended and Restated 2005 Stock Incentive Plan. The confirmation of the stockholders' prior approval andratification of the amendment and restatement of the Amended and Restated 2005 Management Stock Option Plan, and further amendment and restatement of the Amended and Restated 2005 Management Stock Option PlanNOTE: In their discretion the proxies are authorized to vote upon such other business that may properly come before the Special Meeting and any adjournment(s) or postponement(s) thereof.Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.Date (mm/dd/yyyy) — Please print date below.Signature 1 — Please keep signature within the box.Signature 2 — Please keep signature within the box.

Small steps make an impact.Help the environment by consenting to receive electronic delivery, sign up at www.investorvote.com/EGAN IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q+Proxy Solicited by the Board of Directors for the Special Meeting of Stockholders, September 30, 2021 (see Proxy Statement for discussion of items)The undersigned hereby appoints Ashutosh Roy and Eric Smit, with full power of substitution to vote all shares of eGain Corporation Common Stock which each of the undersigned is entitled to vote on all matters which may properly come before the Special Meeting of Stockholders of eGain Corporation, or any adjournment thereof.The shares represented by this Proxy Card will be voted as specified above, but if no specification is made they will be voted FOR Proposal 1, the confirmation of the stockholders' prior approval and ratification of the amendment and restatement of the Amended and Restated 2005 Stock Incentive Plan, and further amendment and restatement of the Amended and Restated 2005 Stock Incentive Plan, FOR Proposal 2, the confirmation of the stockholders' prior approval and ratification of the amendment and restatement of the Amended and Restated 2005 Management Stock Option Plan, and further amendment and restatement of the Amended and Restated 2005 Management Stock Option Plan, and at the discretion of the proxies on any other matter that may properly come before the meeting.Please sign, date and return promptly in the accompanying envelope. CONTINUED AND TO BE SIGNED ON REVERSE SIDESEE REVERSE SIDEChange of Address — Please print new address below.Comments — Please print your comments below.